AMERICAN BEACON FUNDS
American Beacon Bridgeway Large Cap Growth II Fund
 (formerly the American Beacon Holland Large Cap Growth Fund)
220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039

November 6, 2017
Dear Shareholders:
At a meeting held on September 29, 2017, the Board of Trustees of the American Beacon Funds (the "Trust") approved a proposal to reorganize the American Beacon Bridgeway Large Cap Growth II Fund (formerly the American Beacon Holland Large Cap Growth Fund) (the "Target Fund") into the American Beacon Bridgeway Large Cap Growth Fund (the "Acquiring Fund"), each a series of the Trust (the "Reorganization").  The Reorganization would result in shareholders of the Target Fund becoming shareholders of the Acquiring Fund.
The Reorganization is subject to approval by the shareholders of the Target Fund.  Therefore, you will be asked to vote on the proposed Reorganization at a Special Meeting of Shareholders of the Target Fund to be held at 2:00 p.m. Central time on December 14, 2017, at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.
The Reorganization is being proposed because combining the Target Fund and Acquiring Fund in the Reorganization will consolidate two funds of the Trust that are essentially the same investment product.  In August 2017, American Beacon Advisors, Inc., the manager of the Target Fund (the "Manager") received notice from the Target Fund's prior sub-advisor that the sub-advisor intended to wind down its business in October 2017 and thus would no longer serve as sub-advisor to the Target Fund.  Upon consideration of the recommendation of the Manager, on September 20, 2017, the Board of Trustees of the Trust approved an interim investment advisory agreement pursuant to which Bridgeway Capital Management, Inc. ("Bridgeway Capital") was appointed as the interim sub-advisor for the Target Fund. Effective September 27, 2017, Bridgeway Capital became the interim sub-advisor to the Target Fund and the Target Fund's investment strategies were changed to match those of the Acquiring Fund, which also is managed by the Manager and sub-advised by Bridgeway Capital.  The same portfolio management team at Bridgeway Capital manages both funds and Bridgeway Capital manages the Target Fund pursuant to the same investment strategy and policies as it uses for the Acquiring Fund.
The Board of Trustees of the Trust has determined that the Reorganization would benefit Target Fund shareholders for several reasons, including:
1.
The Reorganization will allow shareholders of the Target Fund to continue to pursue their investment objectives through the Acquiring Fund, a larger fund managed by the same manager and sub-advisor, with a substantially similar investment objective and substantially identical investment strategies;

2.
Through at least April 30, 2019, the net annual operating expense ratio for each share class of the Acquiring Fund will be lower than the net annual operating expense ratio for each corresponding share class of the Target Fund; and

3.
The larger net asset size of the Acquiring Fund after the Reorganization is expected to give rise to possible economies of scale including projected lower gross annual operating expense ratios for each class of the Acquiring Fund, except for Institutional Class shares, as compared to the

Target Fund.  Accordingly, Target Fund shareholders may have the opportunity to benefit from breakpoints in the Acquiring Fund sub-advisory fee schedule earlier than if the Target Fund were not reorganized into the Acquiring Fund.

If approved by the Target Fund's shareholders, the Reorganization will take effect on or about December 15, 2017.  At that time, shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund with the same aggregate value as their shares in the Target Fund, immediately prior to the Reorganization.
The Reorganization is designed to qualify as a tax-free reorganization, so you should not realize a gain or loss for federal income tax purposes as a direct result of the Reorganization. No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares.
The Board of Trustees of the Trust believes that the Reorganization is in the best interests of the Target Fund and unanimously recommends that the shareholders of the Target Fund vote in favor of the Reorganization.
Detailed information about the proposal is contained in the enclosed materials.  Whether or not you plan to attend the meeting in person, we need your vote.  Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card in the postage-prepaid envelope or you may submit your vote online via the internet, by automated touchtone, or by phone with a proxy voting representative.  If you have any questions regarding the proposal to be voted on, please do not hesitate to call our proxy solicitor, Computershare Inc., toll-free at 1-866-456-7938.
Your vote is very important to us. Thank you for your response and for your continued investment in the American Beacon Bridgeway Large Cap Growth II Fund.
Respectfully,

Gene L. Needles, Jr. President American Beacon Funds

AMERICAN BEACON FUNDS
American Beacon Bridgeway Large Cap Growth II Fund
(formerly American Beacon Holland Large Cap Growth Fund)

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 14, 2017
To the Shareholders of the American Beacon Bridgeway Large Cap Growth II Fund:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of the American Beacon Bridgeway Large Cap Growth II Fund (formerly American Beacon Holland Large Cap Growth Fund) (the "Target Fund"), a series of American Beacon Funds ("Trust"), is to be held at 2:00 p.m. Central time on December 14, 2017 at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, to act on the following proposal:
•
To approve the Plan of Reorganization and Termination ("Plan") adopted by the Board of Trustees of the Trust, which provides for the reorganization of the American Beacon Bridgeway Large Cap Growth II Fund, a series of the Trust, into the American Beacon Bridgeway Large Cap Growth Fund, another series of the Trust.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.
The Plan provides for the transfer of all of the Target Fund's assets to the American Beacon Bridgeway Large Cap Growth Fund (the "Acquiring Fund"), another series of the Trust, in exchange solely for shares of beneficial interest in the Acquiring Fund and the Acquiring Fund's assumption of all of the Target Fund's liabilities.  The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to the Target Fund's shareholders of record as of the date of the Reorganization and the Target Fund will be liquidated.  If approved by the Target Fund's shareholders, the Reorganization will take effect on or about December 15, 2017.  At that time, shareholders of the Target Fund will receive the same class of shares with the same aggregate value of the Acquiring Fund that they hold in the Target Fund immediately prior to the Reorganization, as set forth below:
American Beacon Bridgeway Large Cap Growth II Fund		American Beacon Bridgeway Large Cap Growth Fund
A Class shares	à	A Class shares
C Class shares	à	C Class shares
Y Class shares	à	Y Class shares
Institutional Class shares	à	Institutional Class shares
Investor Class shares	à	Investor Class shares

Holders of record of all classes of shares of beneficial interest in the Target Fund as of the close of business on October 20, 2017 ("Record Date"), are entitled to vote at the Special Meeting or any adjournments or postponements thereof.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.  This Notice and the Combined Proxy Statement and Prospectus are available on the internet at https://www.proxy-direct.com/abf-29264.  On this webpage, you will be able to access the Notice, the

Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.
By order of the Board of Trustees,

Rosemary K. Behan Secretary

November 6, 2017

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN
We urge you to vote your shares.  Your prompt vote may save the Target Fund the necessity of further solicitations to ensure a quorum and the required vote at the Special Meeting.  It is important that you vote even if your account was closed after the October 20, 2017 Record Date.  Shareholders may cast their vote online via the internet, by automated touchtone, by mail, by phone with a proxy voting representative or in person as set forth below:
The internet and automated touchtone options are available 24 hours a day/7 days a week.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Automated Touchtone:	The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on the reverse side of your proxy card.

Mail:
To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.  Proxy cards submitted by corporations and partnerships but not signed by the appropriate persons as set forth in the voting instructions on the proxy cards will not be voted.

Phone:
To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.  If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee about voting in person at the Special Meeting.  If you will attend the Special Meeting and vote in person, please let us know by calling 1-866-456-7938.
If you have any questions regarding the proposal, the proxy card or need assistance voting your shares, please contact the Target Fund’s proxy solicitor, Computershare Inc., toll-free at 1-866-456-7938.  If the Target Fund does not receive your voting instructions by November 20, 2017, you may be contacted by the Manager or by the proxy solicitor, in either case, to remind you to vote.

AMERICAN BEACON FUNDS
American Beacon Bridgeway Large Cap Growth II Fund
 (formerly American Beacon Holland Large Cap Growth Fund)
220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
QUESTIONS AND ANSWERS
YOUR VOTE IS VERY IMPORTANT!
Dated: November 6, 2017
Question:  What is this document and why did you send it to me?
Answer:  The attached Combined Proxy Statement and Prospectus is a proxy statement for the American Beacon Bridgeway Large Cap Growth II Fund (formerly American Beacon Holland Large Cap Growth Fund) (the "Target Fund"), a series of American Beacon Funds (the "Trust"), and a prospectus for the A Class, C Class, Y Class, Institutional Class and Investor Class shares of the American Beacon Bridgeway Large Cap Growth Fund, another series of the Trust (the "Acquiring Fund") (together, the "Proxy Statement").  The purposes of the Proxy Statement are to (1) provide information regarding the Acquiring Fund and (2) solicit votes from shareholders of the Target Fund to approve a Plan of Reorganization and Termination (the "Plan"), which provides for the reorganization of the Target Fund into the Acquiring Fund (the "Reorganization").  In order to assist you with this decision, please see below for more information comparing the investment objectives, strategies and restrictions of the Acquiring Fund and the Target Fund.
You are receiving this Proxy Statement because, as of October 20, 2017, you were a shareholder of the Target Fund. Pursuant to the Plan, upon closing of the Reorganization, your shares of the Target Fund will, in effect, convert to shares of the Acquiring Fund with an aggregate value equal to the aggregate value of your Target Fund shares as of the scheduled close of regular trading on the New York Stock Exchange on the closing date of the Reorganization, which is expected to take place on or about December 15, 2017 or on such later date as determined by the Trust ("Effective Date"). The Proxy Statement contains information that shareholders of the Target Fund should know before voting on the Plan, which is attached to the Proxy Statement as Appendix A. The Proxy Statement should be reviewed in its entirety and retained for future reference.
Question:  What is the purpose of the Reorganization?
Answer:  The Reorganization is being proposed because combining the Target Fund and Acquiring Fund in the Reorganization will consolidate two funds of the Trust that are essentially the same investment product.  In August 2017, American Beacon Advisors, Inc., the manager of the Target Fund (the "Manager") received notice from the Target Fund's prior sub-advisor that the sub-advisor intended to wind down its business in October 2017 and thus would no longer serve as sub-advisor to the Target Fund.  Upon consideration of the recommendation of the Manager, on September 20, 2017, the Board of Trustees of the Trust approved an interim investment advisory agreement pursuant to which Bridgeway Capital Management, Inc. ("Bridgeway Capital" or the "Sub-Advisor") was appointed as the interim Sub-Advisor to the Target Fund ("Interim Advisory Agreement").  The Interim Advisory Agreement will continue in effect until the earlier of February 24, 2018 or the approval by the Trust's Board of Trustees of a permanent investment advisory agreement (“Permanent Advisory Agreement”).  The Board of Trustees is expected to consider a Permanent Advisory Agreement at an in-person meeting scheduled for

November 7, 2017.  The material terms of the Interim Advisory Agreement and Permanent Advisory Agreement are substantially identical to the terms of the prior investment advisory agreement with the prior sub-advisor, except with respect to the identity of the sub-advisor and the duration of the Interim Advisory Agreement.  Effective September 27, 2017, Bridgeway Capital became the interim Sub-Advisor to the Target Fund and the Target Fund's investment strategies were changed to match those of the Acquiring Fund, which also is managed by the Manager and sub-advised by the Sub-Advisor.  The same portfolio management team at Bridgeway Capital manages both funds and Bridgeway Capital manages the Target Fund pursuant to the same investment strategy and policies as it uses for the Acquiring Fund.
The Board of Trustees of the Trust has determined that the Reorganization would benefit Target Fund shareholders for several reasons, including:
1.
The Reorganization will allow shareholders of the Target Fund to continue to pursue their investment objectives through the Acquiring Fund, a larger fund managed by the same manager and Sub-Advisor, with a substantially similar investment objective and substantially identical investment strategies;

2.
Through at least April 30, 2019, the net annual operating expense ratio for each share class of the Acquiring Fund will be lower than the net annual operating expense ratio for each corresponding share class of the Target Fund; and

3.
 The larger net asset size of the Acquiring Fund after the Reorganization is expected to give rise to possible economies of scale including projected lower gross annual operating expense ratios for each class of the Acquiring Fund, except for Institutional Class shares, as compared to the Target Fund.  Accordingly, Target Fund shareholders may have the opportunity to benefit from breakpoints in the Acquiring Fund sub-advisory fee schedule earlier than if the Target Fund were not reorganized into the Acquiring Fund.

Question:  How will the Reorganization work?
Answer:  If shareholders of the Target Fund approve the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund's assumption of all of the Target Fund's liabilities.  The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to the Target Fund's shareholders of record as of the date of the Reorganization and the Target Fund will be liquidated.  If approved, the Reorganization is expected to take effect on or about December 15, 2017 ("Effective Date").  At that time, shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund with the same aggregate value as their shares in the Target Fund immediately prior to the Reorganization, as set forth below:
American Beacon Bridgeway Large Cap Growth II Fund		American Beacon Bridgeway Large Cap Growth Fund
A Class shares	à	A Class shares
C Class shares	à	C Class shares
Y Class shares	à	Y Class shares
Institutional Class shares	à	Institutional Class shares
Investor Class shares	à	Investor Class shares

Please refer to the Proxy Statement for a detailed explanation of the Plan.

Question:  How will the Reorganization affect me as a shareholder?
Answer:  You will become a shareholder of the Acquiring Fund. The Reorganization will not affect the value of your investment at the time of the Reorganization.  The shares of the Acquiring Fund that you receive will be of the same class as shares you hold in the Target Fund and have an aggregate value equal to the aggregate value of the shares you hold in the Target Fund as of the Effective Date.
Question:  Will the service providers to the Target Fund change following the Reorganization?
Answer:  No, both Funds use the same service providers. The Target Fund and the Acquiring Fund each currently retain the Manager as its manager and administrator, Bridgeway Capital as its Sub-Advisor, Foreside Fund Services, LLC ("Foreside") as its distributor and principal underwriter, State Street Bank and Trust Company ("State Street") as its custodian and Boston Financial Data Services, an affiliate of DST Systems, Inc., as its transfer agent and dividend paying agent. The Acquiring Fund will continue to retain these service providers after the Reorganization.
Question:  How will the Reorganization affect the fees and expenses I pay as a shareholder of the Target Fund?
Answer:  As reflected below and in the tables setting forth information regarding comparative expense ratios under "Comparison of Fees and Expenses" in the Proxy Statement, the gross annual operating expense ratio for each class of the Acquiring Fund is higher than the gross annual operating expense ratio of each corresponding class of the Target Fund; however, the net annual operating expense ratio for the each class of the Acquiring Fund is lower than the net annual operating expense ratio for the corresponding class of the Target Fund.  After giving effect to the Reorganization, the pro forma gross annual operating expense ratio of the Institutional Class shares of the Acquiring Fund is slightly higher than the gross annual operating expense ratio of the Institutional Class shares of the Target Fund, but the pro forma gross annual operating expense ratios are slightly lower for all other share classes of the Acquiring Fund compared to the Target Fund.
Class	Target Fund		Acquiring Fund		Acquiring Fund (Pro Forma)
	Total Annual Fund Operating Expenses	Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	Total Annual Fund Operating Expenses	Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	Total Annual Fund Operating Expenses	Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement
A Class	1.31%	1.25%	1.44%	1.22%	1.28%	1.22%
C Class	2.06%	2.02%	2.12%	1.97%	2.04%	1.97%
Y Class	1.00%	0.93%	1.02%	0.92%	0.97%	0.92%
Institutional Class	0.90%	0.83%	0.98%	0.82%	0.92%	0.82%
Investor Class	1.25%	1.21%	1.37%	1.20%	1.22%	1.20%

The Manager has contractually agreed through April 30, 2019, to waive fees and/or reimburse expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) for each class of the Acquiring Fund and the Target Fund in order to limit net annual operating expenses of each Fund as set forth below:
Class	Target Fund	Acquiring Fund
A Class	1.25%	1.21%
C Class	2.02%	1.96%
Y Class	0.93%	0.91%
Institutional Class	0.83%	0.81%
Investor Class	1.21%	1.19%

    Each fee waiver and expense reimbursement agreement can be changed only with the approval of the Board.  The net expenses of the Acquiring Fund's share classes could increase after April 30, 2019, and thereafter, if the Manager does not continue to reduce and/or reimburse expenses to maintain the fee waiver and expense reimbursement agreement on its current terms.  The Manager currently intends to recommend to the Board the continuation of such fee waiver and expense reimbursement agreement for the Acquiring Fund for the foreseeable future.
Question:  Will the Reorganization result in any federal income tax liability for the Target Fund or its shareholders?
Answer:  We expect that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, confirming this position. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.
Question:  Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?
Answer:  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.
Question:  Why do I need to vote?
Answer:  Your vote is needed to ensure that a quorum is present at the Special Meeting and that sufficient votes are received so that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote.  Your vote is very important to us regardless of the number of shares you own.
Question:  How does the Trust's Board of Trustees recommend that I vote?
Answer:  After careful consideration and upon recommendation of the Manager, the Trust's Board of Trustees unanimously recommends that shareholders vote "FOR" the proposal.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganization?
Answer: The costs of the Reorganization will be borne by the Target Fund, subject to the fee waiver and expense reimbursement agreement between the Trust, on behalf of the Target Fund, and the Manager.  Since the Target Fund's operating expenses subject to waiver or reimbursement currently exceed the expense cap limitations in the fee waiver and expense reimbursement agreement, it is expected that the Manager ultimately will bear the expenses of the Reorganization which are estimated to be approximately $187,000.
Question:  What will happen if the Plan is not approved by shareholders?
Answer:  If shareholders of the Target Fund do not approve the Plan, the Target Fund will not be reorganized into the Acquiring Fund and the Trust's Board of Trustees will consider other alternatives, including continuing to operate the Target Fund under a Permanent Advisory Agreement with Bridgeway Capital or liquidating the Target Fund.
Question:  How do I vote my shares?
Answer:  Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided.  As an alternative to voting the proxy card by mail, you may vote online via the internet, by automated touchtone, by phone with a proxy voting representative or in person.  To vote by telephone or the internet, please follow the instructions listed on the proxy card. If you will attend the Special Meeting and vote in person, please let us know by calling 1-866-456-7938.
Question:  Who do I call if I have questions?
Answer:  If you have any questions regarding the proposal, the proxy card or need assistance voting your shares, please contact the Target Fund's proxy solicitor, Computershare Inc., toll-free at 1-866-456-7938.

COMBINED PROXY STATEMENT AND PROSPECTUS
November 6, 2017
For the Reorganization of
American Beacon Bridgeway Large Cap Growth II Fund
(formerly the American Beacon Holland Large Cap Growth Fund)
a series of American Beacon Funds
Into
American Beacon Bridgeway Large Cap Growth Fund
a series of American Beacon Funds

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(800) 658-5811
_________________________________________
This Combined Proxy Statement and Prospectus (the "Proxy Statement") is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the "Board") of American Beacon Funds (the "Trust") for use at a Special Meeting of Shareholders (the "Special Meeting") of the American Beacon Bridgeway Large Cap Growth II Fund (formerly the American Beacon Holland Large Cap Growth Fund) (the "Target Fund"), a series of the Trust, at the principal executive offices of the Trust located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, on Thursday, December 14, 2017, at 2:00 p.m. Central time.  At the Special Meeting, shareholders of the Target Fund will be asked:
•
To approve the Plan of Reorganization and Termination ("Plan") adopted by the Board of Trustees of the Trust, which provides for the reorganization of the American Beacon Bridgeway Large Cap Growth II Fund, a series of the Trust, into the American Beacon Bridgeway Large Cap Growth Fund (the "Acquiring Fund"), another series of the Trust.

Those present and the appointed proxies also will transact any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
The Target Fund and the Acquiring Fund are each referred to herein as a "Fund" and are collectively referred to herein as the "Funds".
This Proxy Statement sets forth the basic information you should know before voting on the proposal.  You should read it and keep it for future reference.  Additional information relating to the Acquiring Fund and this Proxy Statement is set forth in the Statement of Additional Information to this Proxy Statement dated November 6, 2017, which is incorporated by reference into this Proxy Statement and is available upon request and without charge by writing to the Trust or by calling (toll-free) at 1-800-658-5811.  The Target Fund expects that this Proxy Statement will be mailed to shareholders on or about November 13, 2017.

The following documents have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference into this Proxy Statement, which means that these documents are considered legally to be part of this Proxy Statement:
•	Statement of Additional Information to this Proxy Statement, dated November 6, 2017;
•
Prospectus and Statement of Additional Information of the Trust with respect to the Target Fund and the Acquiring Fund, each dated April 28, 2017, as supplemented (File Nos. 033-11387 and 811-04984); and

•
Annual Report to Shareholders of the Trust with respect to the Target Fund and the Acquiring Fund for the fiscal year ended December 31, 2016, and Semi-Annual Report to Shareholders of the Trust with respect to the Target Fund and the Acquiring Fund for the period ended June 30, 2017.

The Funds' Annual Report for the fiscal year ended December 31, 2016, containing audited financial statements, and Semi-Annual Report for the period ended June 30, 2017, have been previously mailed to shareholders. Copies of the documents listed above are available upon request and without charge by writing to the Trust or by calling (toll-free) at 1-800-658-5811.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Proxy Statement are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.  An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS
I.	PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION		1

	A.	OVERVIEW	1
	B.	BACKGROUND AND REASONS FOR THE REORGANIZATION	2
	C.	COMPARISON OF THE FUNDS	3
	D.	BOARD CONSIDERATIONS	4
	E.	COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE FUNDS	8
	F.	COMPARISON OF PRINCIPAL RISKS	11
	G.	COMPARISON OF THE FUNDS' INVESTMENT RESTRICTIONS AND LIMITATIONS	17
	H.	COMPARISON OF FEES AND EXPENSES	20
	I.	PERFORMANCE INFORMATION	26
	J.	COMPARISON OF DISTRIBUTION AND PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES	29
	K.	KEY INFORMATION ABOUT THE PROPOSAL	29

	1.	SUMMARY OF THE PROPOSED REORGANIZATION	29
	2.	DESCRIPTION OF THE ACQUIRING FUND'S SHARES	31
	3.	FEDERAL INCOME TAX CONSEQUENCES	31
	4.	FORM OF ORGANIZATION AND SHAREHOLDER RIGHTS	32
	5.	CAPITALIZATION	34

	L.	ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	35

	1.	MANAGER AND SUB-ADVISOR	35
	2.	OTHER SERVICE PROVIDERS	37
	3.	TAX CONSIDERATIONS	38
	4.	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	38

II.	VOTING INFORMATION		38

	A.	RECORD DATE, VOTING RIGHTS AND VOTE REQUIRED	38
	B.	HOW TO VOTE	39
	C.	PROXIES	39
	D.	QUORUM AND ADJOURNMENTS	40
	E.	EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"	40
	F.	SOLICITATION OF PROXIES	40

III.	OTHER INFORMATION		41

	A.	OTHER BUSINESS	41
	B.	NEXT MEETING OF SHAREHOLDERS	41
	C.	"HOUSEHOLDING"	41
	D.	LEGAL MATTERS	41
	E.	INFORMATION FILED WITH THE SEC	41

APPENDIX A PLAN OF REORGANIZATION AND TERMINATION	A-1
APPENDIX B OWNERSHIP OF SHARES	B-1
APPENDIX C VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE ACQUIRING FUND	C-1
APPENDIX D FINANCIAL HIGHLIGHTS OF THE FUNDS	D-1

I. PROPOSAL – TO APPROVE THE AGREEMENT AND
 PLAN OF REORGANIZATION AND TERMINATION
A.	OVERVIEW
The Board, including all the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust, proposes that the Target Fund reorganize into the Acquiring Fund pursuant to the Plan (which is attached to this Proxy Statement as Appendix A) (the "Reorganization").  The Board considered the Reorganization at a telephonic meeting held on September 29, 2017.  The Board believes that the Reorganization is in the best interests of the Target Fund and its shareholders.
If the shareholders of the Target Fund approve the Plan, the Reorganization will have three primary steps:
•
First, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund's assumption of all of the Target Fund's liabilities;

•
Second, the Target Fund will distribute those shares pro rata to its shareholders such that shareholders of the Target Fund receive the same class of shares of the Acquiring Fund that they hold in the Target Fund; and

•	Third, the Target Fund will be liquidated (which will be treated as a complete liquidation of the Target Fund for federal tax purposes, within the meaning of applicable regulations).
Approval of the Plan will constitute approval of the transfer of the Target Fund's assets, the assumption of its liabilities, the distribution of the Acquiring Fund's shares, and liquidation of the Target Fund.  The shares issued in connection with the Reorganization will have a net asset value ("NAV") in the aggregate equal to the value of the assets that the Target Fund transferred to the Acquiring Fund, less the Target Fund's liabilities that the Acquiring Fund assumes.  Immediately after the Reorganization, each shareholder will hold shares of the Acquiring Fund equal in value to the Target Fund's shares that the shareholder held immediately prior to the Reorganization.  Shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund that they hold in the Target Fund, as set forth below:
American Beacon Bridgeway Large Cap Growth II Fund		American Beacon Bridgeway Large Cap Growth Fund
A Class shares	à	A Class shares
C Class shares	à	C Class shares
Y Class shares	à	Y Class shares
Institutional Class shares	à	Institutional Class shares
Investor Class shares	à	Investor Class shares

No sales charge or fee of any kind will be charged to the Target Fund's shareholders in connection with the Reorganization.
The Trust believes that the Reorganization will constitute a tax-free transaction for federal income tax purposes.  The Funds will receive an opinion from K&L Gates LLP, counsel to the Trust, substantially to that effect. Therefore, shareholders should not recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization on the disposition of their Target Fund shares.

B.	BACKGROUND AND REASONS FOR THE REORGANIZATION
The Reorganization is being proposed because combining the Target Fund and Acquiring Fund in the Reorganization will consolidate two funds of the Trust that are essentially the same investment product.
In August 2017, American Beacon Advisors, Inc., the manager of the Target Fund (the "Manager") received notice from the Target Fund's prior sub-advisor that the sub-advisor intended to wind down its business in October 2017 and thus would no longer serve as sub-advisor to the Target Fund.
Upon consideration of the recommendation of the Manager, at a meeting held on September 20, 2017, the Board approved an interim investment advisory agreement pursuant to which Bridgeway Capital Management, Inc. ("Bridgeway Capital" or the "Sub-Advisor") was appointed as the interim Sub-Advisor to the Target Fund ("Interim Advisory Agreement"). The Interim Advisory Agreement will continue in effect until the earlier of February 24, 2018 or the approval by the Board of a permanent investment advisory agreement (“Permanent Advisory Agreement”).  The Board is expected to consider a Permanent Advisory Agreement at an in-person meeting scheduled for November 7, 2017. The material terms of the Interim Advisory Agreement and Permanent Advisory Agreement are substantially identical to the terms of the prior investment advisory agreement with the Target Fund's prior sub-advisor, except with respect to the identity of the sub-advisor and the duration of the Interim Advisory Agreement.
Effective September 27, 2017, Bridgeway Capital became the interim Sub-Advisor to the Target Fund and the Target Fund's investment strategies were changed to match those of the Acquiring Fund, which also is managed by the Manager and sub-advised by Bridgeway Capital. The same portfolio management team at Bridgeway Capital manages both funds and Bridgeway Capital manages the Target Fund pursuant to the same investment strategy and policies as it uses for the Acquiring Fund.
At the September 20, 2017 Board meeting, the Manager expressed its intent to seek Board approval for the Reorganization.  On September 29, 2017, the Board of Trustees approved the Reorganization to combine the Target Fund with the Acquiring Fund.  The Board of Trustees of the Trust has determined that the Reorganization would benefit Target Fund shareholders for several reasons, including:
1.
The Reorganization will allow shareholders of the Target Fund to continue to pursue their investment objectives through the Acquiring Fund, a larger fund managed by the same manager and Sub-Advisor, with a substantially similar investment objective and substantially identical investment strategies;

2.
Through at least April 30, 2019, the net annual operating expense ratio for each share class of the Acquiring Fund will be lower than the net annual operating expense ratio for each corresponding share class of the Target Fund; and

3.
The larger net asset size of the Acquiring Fund after the Reorganization is expected to give rise to possible economies of scale including projected lower gross annual operating expense ratios for each class of the Acquiring Fund, except for Institutional Class shares, as compared to the Target Fund.  Accordingly, Target Fund shareholders may have the opportunity to benefit from breakpoints in the Acquiring Fund sub-advisory fee schedule earlier than if the Target Fund were not reorganized into the Acquiring Fund.

C.	COMPARISON OF THE FUNDS
Investment Objectives, Strategies and Restrictions.  The investment objective of the Target Fund and the Acquiring Fund differ slightly.  The Target Fund's investment objective is to primarily seek "long-term growth of capital.  The receipt of dividend income is a secondary consideration."  The investment objective of the Acquiring Fund is to seek "long-term total return on capital, primarily through capital appreciation."  After the proposed Reorganization, the Acquiring Fund will continue to pursue its investment objective.
The Funds' principal investment strategies also differ slightly.  Under normal market conditions, the Target Fund invests "at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of large market capitalization companies at the time of purchase," while the Acquiring Fund invests "at least 80% of its net assets (plus borrowings for investment purposes) in stocks from among those in the large-cap growth category at the time of purchase."  Nevertheless, the Funds' policies are essentially identical because each Fund considers large capitalization companies to be companies whose market capitalization falls within the range of the Russell 1000® Index at the time of investment.  After the Reorganization, the Acquiring Fund will continue to pursue its current principal investment strategies.  The Funds' fundamental investment restrictions are identical.
Fees and Expenses.
Shareholder Fees.  Each Fund assesses a maximum sales charge of 5.75% on A Class shares and no front-end sales charge on C Class, Y Class, Institutional Class and Investor Class shares.  Each Fund assesses a contingent deferred sales charge of 0.50% on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or in part within 18 months of purchase, a maximum deferred sales charge of 1.00% on C Class shares, and no deferred sales charge on Y Class, Institutional Class and Investor Class shares.  With respect to each Fund, a traditional individual retirement account ("IRA") or Roth IRA is charged an annual maintenance fee of $15.00 by the Fund's custodian.
Annual Fund Operating Expenses.  As reflected in the tables setting forth information regarding comparative expense ratios under "Comparison of Fees and Expenses" below, the gross annual operating expense ratio for each class of the Acquiring Fund is higher than the gross annual operating expense ratio of each corresponding class of the Target Fund;  however, the net annual operating expense ratio for the each class of the Acquiring Fund is lower than the net annual operating expense ratio for the corresponding class of the Target Fund .  After giving effect to the Reorganization, the pro forma gross annual operating expense ratio of the Institutional Class shares of the Acquiring Fund is slightly higher than the gross annual operating expense ratio of the Institutional Class shares of the Target Fund, but the pro forma gross annual operating expense ratio for each other share class of the Acquiring Fund is slightly lower than the gross annual operating expense ratio of the corresponding class of the Target Fund.
The Manager has contractually agreed through April 30, 2019, to waive fees and/or reimburse expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) for each class of the Acquiring Fund and the Target Fund in order to limit net annual operating expenses of each Fund as set forth below:
Class	Target Fund	Acquiring Fund
A Class	1.25%	1.21%
C Class	2.02%	1.96%
Y Class	0.93%	0.91%
Institutional Class	0.83%	0.81%
Investor Class	1.21%	1.19%

Each fee waiver and expense reimbursement agreement can be changed only with the approval of the Board.  The net expenses of the Acquiring Fund's share classes could increase after April 30, 2019, and thereafter, if the Manager does not continue to reduce and/or reimburse expenses to maintain the fee waiver and expense reimbursement agreement on its current terms.  The Manager currently intends to recommend to the Board the continuation of such fee waiver and expense reimbursement agreement for the Acquiring Fund for the foreseeable future.
Service Providers.  The Manager of the Target Fund also serves as the Manager of the Acquiring Fund.  In addition, Bridgeway Capital serves as the Sub-Advisor to both the Target Fund and Acquiring Fund.  The Target Fund and the Acquiring Fund are advised by the same portfolio management team at Bridgeway Capital.  For each Fund, in addition to its oversight of the Sub-Advisor, the Manager may invest the portion of the each Fund's assets that the Sub-Advisor determines to be allocated to short-term investments.
Currently, Foreside Fund Services, LLC ("Foreside"), which serves as the distributor and principal underwriter of the Target Fund's shares, also serves as the distributor and principal underwriter for the Acquiring Fund.  Additionally, the Manager engages Foreside to provide sub-administrative services in connection with the marketing and distribution of shares of both Funds.  The Target Fund and the Acquiring Fund engage State Street Bank and Trust Company ("State Street") as custodian, Boston Financial Data Services, an affiliate of DST Systems, Inc., as transfer agent and dividend paying agent, and the Manager to provide administration services.  No change to these service providers is expected after the Reorganization.
D.	BOARD CONSIDERATIONS
The Manager proposed, and the Board considered (with the advice and assistance of legal counsel), the Reorganization at telephonic meeting held on September 29, 2017.  Based upon the recommendation of the Manager, the Board's evaluation of the relevant information prepared by the Manager and presented to the Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the Board, including all of the trustees who are not "interested persons" of the Trust under the 1940 Act, determined that the Reorganization is in the best interests of the Target Fund, the Acquiring Fund and their shareholders and that the interests of existing Target Fund and Acquiring Fund shareholders will not be diluted as a result of the Reorganization.
In approving the Reorganization, the Board recognized that the Manager considered various alternatives to the Reorganization.  The Board noted that the Target Fund's prior sub-advisor had decided to wind down its business and that as a result, the alternatives for the Target Fund were to appoint a qualified sub-advisor or possibly liquidate.
The Board considered the terms of the Reorganization and determined that the Reorganization would provide shareholders with the options of (1) transferring their investment to a substantially identical fund on a tax-free basis in the Reorganization or (2) for any shareholders who did not wish to participate in the Reorganization, redeeming their investment in the Target Fund, which might have tax consequences for them.  The Board noted that liquidating and terminating the Target Fund would provide Target Fund shareholders with no choice and might have adverse tax consequences for them.  The Board further noted that Target Fund shareholders were free to redeem their shares at any time before or after the Reorganization.
The Board considered the following additional matters, among others, in approving the Reorganization:
The Terms and Conditions of the Reorganization.  The Board considered the terms of the Plan, and, in particular, that the transfer of the assets of the Target Fund will be in exchange for classes of shares of the Acquiring Fund and the Acquiring Fund's assumption of all liabilities of the Target Fund.  The Board also took note of the fact that no sales charges would be imposed in connection with the Reorganization.  In addition, the Board noted that pursuant to the Plan, each Target Fund shareholder would receive the aggregate value of shares of the corresponding class(es) of the Acquiring Fund as the aggregate value of shares of the class(es) of the Target Fund that the shareholder holds immediately prior to the Reorganization. As a result, the Board noted that the interests of Target Fund shareholders would not be diluted as a result of the Reorganization. The Board also noted that the Reorganization would be submitted to the Target Fund's shareholders for approval.
Investment Objectives, Policies and Limitations and Continuity of Sub-Advisor.  The Board considered that the Target Fund's investment objective is to primarily seek long-term growth of capital with the receipt of dividend income as a secondary consideration, while the investment objective of the Acquiring Fund is to seek long-term total return on capital, primarily through capital appreciation.  The Board noted that while both investment objectives seemed to prioritize capital appreciation over income, as the Target Fund had previously been managed by a different sub-advisor, the degree of emphasis on capital appreciation versus income could have differed between the Funds.  In this connection, the Board considered that the yield on the Acquiring Fund has historically been higher than the yield of the Target Fund.
With respect to the Funds' investment strategies, the Board considered that the Target Fund's investment strategy is to, under normal market conditions, "invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of large market capitalization companies at the time of purchase," while the Acquiring Fund's investment strategy is to, under normal circumstances, invest "at least 80% of its net assets (plus borrowings for investment purposes) in stocks from among those in the large-cap growth category at the time of purchase."  Notwithstanding the slight difference in wording of the strategies, the Board considered that the Funds' policies are essentially identical because each Fund considers large capitalization companies to be companies whose market capitalization falls within the range of the Russell 1000® Index at the time of investment.  The Board considered Bridgeway Capital's representation that it manages the Target Fund pursuant to the same investment strategy and policies as it uses for the Acquiring Fund.   The Board noted that the Funds' fundamental investment restrictions are identical.
The Board considered that, after the Reorganization, the Acquiring Fund would continue to pursue its current investment objective and investment strategy which, as noted above, are very similar to those of the Target Fund, and that Bridgeway Capital would provide continuity of portfolio management expertise to the shareholders of the Target Fund.
Net Assets and Portfolio Composition.  The Board considered that as of August 31, 2017, the net assets of the Target Fund were approximately $98 million and the net assets of the Acquiring Fund were approximately $152 million and that the Target Fund would be reorganized into a substantially larger fund.  The Board also considered the Manager's representation that the Target Fund's current portfolio investments are compatible with the Acquiring Fund's investment objectives and strategies so that all or substantially all of the Target Fund's portfolio investments can be transferred to and held by the Acquiring Fund.

No Consideration Paid to Prior Investment Sub-Advisor.  The Board considered the Manager's representation that there is no arrangement between the Target Fund's prior sub-advisor and the Manager or Bridgeway Capital in connection with the prior sub-advisor's decision to wind-down its advisory business and that neither the Manager nor Bridgeway Capital has agreed to pay the prior sub-advisor any compensation in connection with its ceasing to serve as the sub-advisor to the Target Fund.
Relative Expense Ratios and Continuation of Waiver Agreement.  The Board reviewed information regarding comparative expense ratios.   The Board considered the fact that the Manager has entered into Waiver Agreements with the Funds pursuant to which it has agreed to waive through at least April 30, 2019: (1) the management fee payable by the Acquiring Fund and/or reimburse expenses of the Acquiring Fund so that the net annual operating expense ratio of the A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Acquiring Fund would not exceed 1.21%, 1.96%, 0.91%, 0.81%, and 1.19%, respectively and (2) the management fee payable by the Target Fund and/or reimburse expenses of the Target Fund so that the net annual operating expense ratio of the A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Target Fund would not exceed 1.25%, 2.02%, 0.93%, 0.83%, and 1.21%, respectively, in each case excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses. Thus while the gross annual operating expense ratio for each class of the Acquiring Fund is higher than the gross annual operating expense ratio of each corresponding class of the Target Fund, the net annual operating expense ratio for each class of the Acquiring Fund is lower than the net annual operating expense ratio for the corresponding class of the Target Fund.  The Board considered that the Waiver Agreements can be changed or terminated only with the approval of the Trust's Board.  Therefore, if the Reorganization is approved, shareholders of the Target Fund would benefit from the Acquiring Fund's lower net annual operating expense ratios at least through April 30, 2019.  The Board considered that the Manager currently intends to recommend to the Board the continuation of the Acquiring Fund's Waiver Agreement for the foreseeable future.
The Board further considered that, after giving effect to the Reorganization, the pro forma gross annual operating expense ratio of the Institutional Class shares of the Acquiring Fund is slightly higher than the gross annual operating expense ratio of the Institutional Class shares of the Target Fund, but the pro forma gross annual operating expense ratio for each other share class of the Acquiring Fund is slightly lower than the gross annual operating expense ratio of the corresponding class of the Target Fund.   The Board considered that as the Reorganization, if consummated, is expected to result in lower gross annual operating expenses for the combined Funds, the Manager would benefit from eliminating fee waivers for the Target Fund and reducing fee waivers for the Acquiring Fund.  The Board also considered that the Reorganization would result in the elimination of the Manager's ability to recoup fees of the Target Fund that were previously waived by it.
Economies of Scale. The Board considered the potential for the Acquiring Fund to experience economies of scale as a result of its combination with the Target Fund.  The Board noted that had the Reorganization occurred on August 31, 2017, the net assets of the combined Fund would be approximately $250 million.  The Board considered the Manager's projections that after the Reorganization, the gross operating expense ratio would decrease for each class of the Acquiring Fund and, with the exception of the Acquiring Fund's Institutional Class, would be lower than the gross operating expense ratio of the corresponding class of the Target Fund.  The Board considered that gross operating expenses could decline further if the Acquiring Fund continues to grow.  In this connection the Board noted that the Acquiring Fund pays the Sub-Advisor an annualized investment sub-advisory fee rate equal to 0.40% on the first $250 million, 0.35% on the next $250 million and 0.30% on assets over $500 million of the average daily net assets of the Acquiring Fund.  Further, the Target Fund pays the Sub-Advisor an annualized investment sub-advisory fee rate equal to 0.40% on the first $125 million, 0.35% on the next $125 million, and 0.30% on assets over $250 million of the average daily net assets of the Target Fund.  The Board considered that by combining the assets of the Target Fund and the

Acquiring Fund, the Acquiring Fund was expected to reach the first breakpoint in its sub-advisory fee, which would benefit shareholders of the Target Fund and the Acquiring Fund if assets continue to grow.
Distribution and Service Fees.  The Board considered the fund distribution capabilities of the Manager and its affiliates and their commitment to distribute the shares of the Acquiring Fund.  The Board considered the Manager's representation that the Reorganization has the potential to expand the Acquiring Fund's presence in more distribution channels.
The Experience and Expertise of the Manager and Sub-Advisor. The Board considered that the Manager is an experienced provider of investment advisory services and since 1986 has offered a variety of services and products to retail clients as well as institutional clients such as investment companies, corporations, governmental entities, private equity funds-of-funds and corporate employee benefit plans.  The Board also considered that the Manager currently manages 34 series of the Trust.
The Board considered that Bridgeway Capital is the Sub-Advisor to both the Target Fund and the Acquiring Fund, as well as the American Beacon Bridgeway Large Cap Value Fund, another series of the Trust, and that Bridgeway Capital's principals have significant investment experience providing portfolio management services to institutions, registered investment companies, high net worth individuals, pension and profit sharing plans, corporations, trusts, estates, charitable/non-profit organizations, collective investment trusts, and government entities.
The Board noted that it had considered the renewal of Bridgeway Capital's investment advisory agreement with respect to the Acquiring Fund and the American Beacon Bridgeway Large Cap Value Fund at its June 6-7, 2017 meeting and determined to renew the investment advisory agreement for another year.  The Board received confirmation from the Manager that there had been no material changes at Bridgeway Capital that would affect Bridgeway Capital's ability to act as Sub-Advisor to any of the funds of the Trust.  The Board further noted that it had reviewed the performance of the Acquiring Fund at its September 20, 2017 meeting in connection with the Board's decision to approve Bridgeway Capital as the Target Fund's interim Sub-Advisor.  The Board considered that Bridgeway Capital may benefit through greater efficiencies in managing a single large cap growth portfolio for the Trust.
Tax Consequences.  The Board considered that the Reorganization is expected to be free from adverse federal income tax consequences for the Target Fund, the Acquiring Fund and their shareholders.
Expenses Relating to Reorganization.  The Board considered that the costs of the Reorganization, including the costs of preparing the Plan and the Proxy Statement and seeking approval of the Plan from the Target Fund's shareholders will be borne by the Target Fund, subject to the fee waiver and expense reimbursement agreement (the "Waiver Agreement") between the Trust, on behalf of the Target Fund, and the Manager.  The Manager represented that since the Target Fund's operating expenses subject to waiver or reimbursement currently exceed the expense cap limitations in the Waiver Arrangement, it is expected that the Manager ultimately will bear the expenses of the Reorganization which are estimated to be approximately $187,000.  The Board also considered that the Manager did not anticipate that there will be any material indirect costs associated with the Reorganization, such as brokerage expenses, but that such indirect costs, if any, would be paid by the Target Fund.
Other Alternatives.  The Board considered several alternatives to the Reorganization that were identified by the Manager.  After considering the merits and viability of these other alternatives, the Board agreed with the Manager's assessment that the possible alternatives, including liquidation of the Target Fund, were less desirable than the Reorganization.
Interim Advisory Agreement.  The Board considered that Bridgeway Capital had been appointed as the Sub-Advisor to the Target Fund pursuant to the Interim Advisory Agreement, which would continue in effect until the earlier of February 24, 2018 or the approval by the Board of a Permanent Advisory Agreement.
Based on the information presented to the Board by the Manager, the Board determined that the Reorganization as proposed by the Manager is the best alternative for the Target Fund at this time and is in the best interests of the Target Fund, the Acquiring Fund, and their shareholders.  The Board approved the Reorganization, subject to approval by shareholders of the Target Fund, and the solicitation of the shareholders of the Target Fund to vote "FOR" the approval of the Plan.
E.	COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE FUNDS
The Target Fund and the Acquiring Fund (each sometimes referred to herein as a "Fund") have substantially similar investment objectives.  However, the Acquiring Fund's investment objective does not explicitly include the receipt dividend income as a secondary consideration.  Unlike the Target Fund's investment objective which may not be changed without shareholder approval, the Acquiring Fund's investment objective is non-fundamental, which means that it may be changed by the Trust's Board of Trustees without the approval of the Acquiring Fund's shareholders.  The Target Fund and the Acquiring Fund have substantially identical investment strategies, which are presented in the table below.
The Manager has reviewed the Target Fund's current portfolio holdings and determined that those holdings are compatible with the Acquiring Fund's investment objectives and strategies.  As a result, the Manager believes that, if the Reorganization is approved, all or substantially all of the Target Fund's assets will be transferred to and held by the Acquiring Fund.
Target Fund	Acquiring Fund
Investment Objective
The Target Fund primarily seeks long-term growth of capital.  The receipt of dividend income is a secondary consideration.

The Target Fund's investment objective is fundamental, which means it may not be changed without the approval of the Fund's shareholders.

The Acquiring Fund seeks long-term total return on capital, primarily through capital appreciation.

The Acquiring Fund's investment objective is non-fundamental, which means that it may be changed by the Fund's Board of Trustees without the approval of the Fund's shareholders.

Principal Investment Strategies
The Fund invests in a diversified portfolio of large capitalization growth companies that are listed on the New York Stock Exchange, NYSE MKT, and NASDAQ. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of large market capitalization companies at the time of purchase.

The Fund considers large market capitalization companies to be companies that have market capitalizations (stock market worth) within the market capitalizations of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of approximately 1,000 of the largest U.S. companies based on total market capitalization. As of December 31, 2016, the market capitalizations of the

The Fund invests in a diversified portfolio of large capitalization companies that are listed on the New York Stock Exchange, NYSE MKT, and NASDAQ. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks from among those in the large-cap growth category at the time of purchase.

For purposes of the Fund's investments, "large-cap stocks" are stocks of companies whose market capitalization falls within the range of the Russell 1000® Index at the time of investment. The Russell 1000 Index is an unmanaged, market value weighted index, which measures performance of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000 Index is reconstituted from time to time. The market

companies in the Russell 1000 Index ranged from $395 million to $634.4 billion.	capitalization range for the Russell 1000 Index was $395 million to $634.4 billion as of December 31, 2016.

Growth stocks are those that the Fund's sub-advisor, Bridgeway Capital, believes have above average prospects for economic growth. Generally, these are stocks represented in the Russell 1000® Growth Index, but may also include stocks of other companies with similar "growth" characteristics whose market capitalizations are within the range of the Russell 1000 Index. The Russell 1000 Growth Index includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Same.

The Fund's investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts ("REITs"), depositary receipts and dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks"). The Fund also may invest in stocks of mid-capitalization companies.
Same.

Bridgeway Capital selects stocks within the large-cap growth category using a statistically driven approach. Bridgeway Capital will not necessarily sell a stock if it "migrates" outside the market capitalization range of the Russell 1000 Index after purchase. As a result, due to such "migration" or other market movements, the Fund may have less than 80% of its assets in large-cap stocks at any point in time. Based on statistically driven rules, securities are sold when the reasons for selecting the stock are no longer valid or when necessary to maintain the risk profile of the overall Fund.
Same.

Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning to reflect its benchmark index, the Fund may have significant positions in particular sectors.
Same.

While the Fund is actively managed for long-term total return on capital, Bridgeway Capital seeks to minimize capital gain distributions as part of a tax management strategy. For example, Bridgeway Capital tracks tax lots and periodically harvests tax losses to offset realized capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase
Same.

price. A capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

Cash Management Investments
The Fund may also invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may lend its securities to broker-dealers and other institutions to earn additional income.
Same.

Investment Advisor

American Beacon Advisors, Inc.	Same.

Investment Sub-Advisor

Bridgeway Capital Management, Inc.	Same.

Portfolio Managers The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds.

John Montgomery is the Chief Investment Officer of Bridgeway Capital and Portfolio Manager for the Fund. Mr. Montgomery founded Bridgeway Capital in 1993 and has been a Portfolio Manager since that time. Mr. Montgomery has served as Chairman of the Board and Chief Investment Officer since June 2010. Prior thereto, he served as President from 1993 to June 2010. Mr. Montgomery holds a BS in Engineering and a BA in Philosophy from Swarthmore College and graduate degrees from MIT and Harvard Business School.

Elena Khoziaeva, CFA, is a Portfolio Manager and began working at Bridgeway Capital in 1998. Ms. Khoziaeva has served as a portfolio manager since 2005. Her responsibilities include portfolio management, investment research, and statistical modeling. Ms. Khoziaeva was an investment management team member of the predecessor fund of the American Beacon Bridgeway Large Cap Growth Fund since 2003.  Ms. Khoziaeva earned a Bachelor of Economic Sciences degree from Belarussian State Economic University in Minsk and
Same.

graduated with highest honors from the University of Houston with an MBA in accounting.

Michael Whipple, CFA, is a Portfolio Manager and began working at Bridgeway Capital in 2002. Mr. Whipple has served as a portfolio manager since 2005. His responsibilities include portfolio management, investment research, and statistical modeling. Mr. Whipple was an investment management team member of the predecessor fund of the American Beacon Bridgeway Large Cap Growth Fund since 2003.  Mr. Whipple holds a BS in Accountancy and Finance from Miami University in Ohio. Michael worked in public accounting with a focus in auditing from 1993 to 2000 before attending the University of Chicago Booth School of Business from 2000 to 2002, where he earned his MBA.

F.	COMPARISON OF PRINCIPAL RISKS

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect.  In general, the greater the risk, the more money your investment can earn for you and the more you can lose.  Like other investment companies, the value of each Fund's shares may be affected by its investment objectives, principal investment strategies and particular risk factors.  The principal risks of investing in the Funds are discussed below.  However, other factors may also affect each Fund's NAV.  There is no guarantee that a Fund will achieve its investment objectives or that it will not lose principal value.
The main risks of investing in the Target Fund and the Acquiring Fund are the same.  These risks are set forth below:
Allocation Risk
This is the risk that the Sub-Advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance.  This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure.
Cybersecurity and Operational Risk
The Fund, its service providers, and third-party fund distribution platforms, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, systems and technology disruptions or failures, or cybersecurity incidents. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders.

The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Manager, Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Equity Investments Risk
Equity securities are subject to investment risk and market risk. The Fund's investments in U.S. and foreign equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, real estate investment trusts ("REITs"), depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks.
Common Stocks.  The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock.
Convertible Securities.  The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible's price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible's price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value. Convertible securities may be subject to market risk, credit risk and interest rate risk.
Depositary Receipts.  The Fund may invest in securities issued by foreign companies through American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are generally subject to many of the same risks of investing in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular ADR or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.
Preferred Stocks.  If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Issuers may threaten preferred stockholders with the cancellation of all dividends and liquidation preference rights in an attempt to force their conversion to less secure common stock. Certain preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinated to the rights associated with a corporation's debt securities.  Therefore, in the event of an issuer's bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. Preferred stocks may also be subject to credit risk.
REITs.  REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, changes in interest rates, and liabilities resulting from environmental problems. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. All REITs are dependent on management skills, are subject to heavy cash flow dependency or self-liquidation and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, are subject to cash flow dependency and defaults by borrowers, and could fail to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended (the "Code"), or to maintain their exemption from registration under the 1940 Act. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.
Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region.
Futures Contracts Risk
Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The Fund may use derivatives for hedging, to increase the exposure of its cash to the market value of its securities portfolio, and to create leverage. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If the Fund's portfolio manager incorrectly forecasts stock market values, the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage embedded in a futures contract can expose the Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative's original cost (generally the initial margin deposit). Futures contracts require the Fund to post margin to secure its future obligation.
Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.
Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund should not be relied upon as a complete investment program.  The share price of the Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer's securities to fall.
Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes.  Large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Market Risk
Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects.  Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.
In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.  The results of the recent U.S. presidential election may result in significant changes in certain policies. These changes may result in lower corporate taxes, higher levels of public debt, higher interest rates, more restrictions on international trade, and less stringent prudential regulation of certain players in the financial markets.
Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments.
Mid-Capitalization Companies Risk
Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Model and Data Risk
Models and data are used to screen potential investments for the Fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.  Securities selected using models or data can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect value. Some of the models used by the Sub-Advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.
Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, the Fund's investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with investing in such securities or the index fluctuations.
Redemption Risk
The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund's performance.
Risk of Programming and Modeling Error
The success of the Sub-Advisor's investment strategy depends largely on the effectiveness of its research models for screening assets for investment. Assets selected using models and programs can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect value. Factors that affect an asset's value can change over time and these changes may not be reflected in the quantitative model. The data used to build the model is extremely complex and involves financial, economic, econometric and statistical theories which are then translated into computer code to create the applicable program. Human judgment plays a role in building, utilizing, testing and modifying the financial algorithms and formulas used in these models. Additionally, the data, which is typically supplied by third parties, can be imprecise or become stale due to new events or changing circumstances. Market performance can be affected by non-quantitative factors (for example, investor fear or over-reaction or other emotional considerations) that are not easily integrated into modeling programs. There may also be errors in the code for the models or issues relating to the computer systems used to screen securities. The Sub-Advisor's security selection can be adversely affected if it relies on erroneous or outdated data, and there is a risk that the finished model may contain errors, one or more of which could adversely affect the Fund's performance.
Sector Risk
Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase.
Securities Lending Risk
The Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, the Fund's securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of the Fund's securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund.  Borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities.  The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund.  The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially.
Securities Selection Risk
Securities selected by the Sub-Advisor or the Manager for the Fund may not perform to expectations. The portfolio managers' judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. The value of an individual security can be more volatile than the market as a whole or our intrinsic value approach may fail to produce the intended results. The portfolio managers' estimate of intrinsic value may be wrong or even if its estimate of intrinsic value is correct, it may take a long period of time before the price and intrinsic value converge. This could result in the Fund's underperformance compared to other funds with similar investment objectives.
G.	COMPARISON OF THE FUNDS' INVESTMENT RESTRICTIONS AND LIMITATIONS
The material investment restrictions and limitations of the Funds are identical.
Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of Fund shares will not be considered a violation of the limitation.
A fundamental limitation cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented. A non-fundamental limitation may be changed by the Board of Trustees without shareholder approval.

All of the investment policies noted in the table below are fundamental limitations, which cannot be changed by the Board of Trustees without affirmative shareholder approval as described above.  The fundamental investment limitations of the Target Fund and the Acquiring Fund are identical.
Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund
Diversification
The Target Fund may not invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund's total assets.
Same.
Industry Concentration
The Target Fund may not invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued by U.S. agencies; and (ii) tax exempt municipalities and their agencies and authorities are not deemed to be industries.
Same.
Senior Securities	The Target Fund may not issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.	Same.
Borrowing
The Target Fund may not borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.
Same.
Underwriting	The Target Fund may not engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Target Fund may be	Same.

Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund
deemed an underwriter under federal securities law.
Real Estate
The Target Fund may not purchase or sell real estate or real estate limited partnership interests, provided, however, that the Target Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Target Fund's prospectus.
Same.
Commodities
The Target Fund may not invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Target Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).
Same.
Loans
The Target Fund may not lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Target Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.
Same.

The Acquiring Fund and Target Fund have the following non-fundamental policies, which may be changed by the Board of Trustees without shareholder approval:
Non-Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund
Illiquid Securities	The Target Fund may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.	Same.
Margin	The Target Fund may not purchase	Same.

Non-Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund
securities on margin, except that (1) the Target Fund may obtain such short term credits necessary for the clearance of transactions, and (2) the Target Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

H.	COMPARISON OF FEES AND EXPENSES

The tables below describe the fees and expenses of the A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Target Fund, the A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Acquiring Fund, and the pro forma fees and expenses that you may pay if you buy and hold A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Acquiring Fund after giving effect to the proposed Reorganization.  Expenses for the Target Fund and the Acquiring Fund (each sometimes referred to herein as a "Fund") are based on their respective operating expenses for the period ended June 30, 2017.  The pro forma fees and expenses for the A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Acquiring Fund assume that the Reorganization had been in effect for the period ended June 30, 2017.
Fees and Expenses	Target Fund A Class Shares	Acquiring Fund A Class Shares	Acquiring Fund A Class Shares (Pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	0.50%[1]	0.50%[1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[2]	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.31%	0.43%	0.27%
Acquired Fund Fees and Expenses	0.00%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	1.31%	1.44%	1.28%
Fee Waiver and Expense Reimbursement[4,5]	(0.06%)	(0.22%)	(0.06%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.25%	1.22%	1.22%

[1]	A contingent deferred sales charge ("CDSC") of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
[2]
Management fees consist of both fees paid to the Manager and the Sub-Adviser.  The Fund pays the Manager a management fee at an annual rate of 0.35% for both investment advisory and administrative services.  Previously, the Fund paid the Manager an annual fee of 0.05% for investment advisory services and a separate annual fee of 0.30% for administrative services.

[3]
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[4]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Target Fund's A Class shares through April 30, 2019 to the extent that Total Annual Fund Operating Expenses exceed 1.25% for the A Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Target Fund's Board of Trustees. The Manager can be reimbursed by the Target Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

[5]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund's A Class shares through April 30, 2019 to the extent that Total Annual Fund Operating Expenses exceed 1.21% for the A Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Acquiring Fund's Board of Trustees. The Manager can be reimbursed by the Acquiring Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Fees and Expenses	Target Fund C Class Shares	Acquiring Fund C Class Shares	Acquiring Fund C Class Shares (Pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.31%	0.36%	0.28%
Acquired Fund Fees and Expenses	0.00%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	2.06%	2.12%	2.04%
Fee Waiver and Expense Reimbursement[3,4]	(0.04%)	(0.15%)	(0.07%)

Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	2.02%	1.97%	1.97%
[1]
Management fees consist of both fees paid to the Manager and the Sub-Adviser.  The Fund pays the Manager a management fee at an annual rate of 0.35% for both investment advisory and administrative services.  Previously, the Fund paid the Manager an annual fee of 0.05% for investment advisory services and a separate annual fee of 0.30% for administrative services.

[2]
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[3]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Target Fund's C Class shares through April 30, 2019 to the extent that Total Annual Fund Operating Expenses exceed 2.02% for the C Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Target Fund's Board of Trustees. The Manager can be reimbursed by the Target Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

[4]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund's C Class shares through April 30, 2019 to the extent that Total Annual Fund Operating Expenses exceed 1.96% for the C Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Acquiring Fund's Board of Trustees. The Manager can be reimbursed by the Acquiring Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Fees and Expenses	Target Fund Y Class Shares	Acquiring Fund Y Class Shares	Acquiring Fund Y Class Shares (Pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.25%	0.26%	0.21%
Acquired Fund Fees and Expenses	0.00%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.00%	1.02%	0.97%
Fee Waiver and Expense Reimbursement[3,4]	(0.07%)	(0.10%)	(0.05%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.93%	0.92%	0.92%

[1]
Management fees consist of both fees paid to the Manager and the Sub-Adviser.  The Fund pays the Manager a management fee at an annual rate of 0.35% for both investment advisory and administrative services.  Previously, the Fund paid the Manager an annual fee of 0.05% for investment advisory services and a separate annual fee of 0.30% for administrative services.

[2]
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[3]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Target Fund's Y Class shares through April 30, 2019 to the extent that Total Annual Fund Operating Expenses exceed 0.93% for the Y Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Target Fund's Board of Trustees. The Manager can be reimbursed by the Target Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

[4]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund's Y Class shares through April 30, 2019 to the extent that Total Annual Fund Operating Expenses exceed 0.91% for the Y Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Acquiring Fund's Board of Trustees. The Manager can be reimbursed by the Acquiring Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Fees and Expenses	Target Fund Institutional Class Shares	Acquiring Fund Institutional Class Shares	Acquiring Fund Institutional Class Shares (Pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.15%	0.22%	0.16%
Acquired Fund Fees and Expenses	0.00%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	0.90%	0.98%	0.92%
Fee Waiver and Expense Reimbursement[3,4]	(0.07%)	(0.16%)	(0.10%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.83%	0.82%	0.82%

[1]
Management fees consist of both fees paid to the Manager and the Sub-Adviser.  The Fund pays the Manager a management fee at an annual rate of 0.35% for both investment advisory and administrative services.  Previously, the Fund paid the Manager an annual fee of 0.05% for investment advisory services and a separate annual fee of 0.30% for administrative services.

[2]
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[3]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Target Fund's Institutional Class shares through April 30, 2019 to the extent that Total Annual Fund Operating Expenses exceed 0.83% for the Institutional Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Target Fund's Board of Trustees. The Manager can be reimbursed by the Target Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

[4]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund's Institutional Class shares through April 30, 2019 to the extent that Total Annual Fund Operating Expenses exceed 0.81% for the Institutional Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Acquiring Fund's Board of Trustees. The Manager can be reimbursed by the Acquiring Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Fees and Expenses	Target Fund Investor Class Shares	Acquiring Fund Investor Class Shares	Acquiring Fund Investor Class Shares (Pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.50%	0.61%	0.46%
Acquired Fund Fees and Expenses	0.00%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.25%	1.37%	1.22%
Fee Waiver and Expense Reimbursement[3,4]	(0.04%)	(0.17%)	(0.02%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.21%	1.20%	1.20%

[1]
Management fees consist of both fees paid to the Manager and the Sub-Adviser.  The Fund pays the Manager a management fee at an annual rate of 0.35% for both investment advisory and administrative services.  Previously, the Fund paid the Manager an annual fee of 0.05% for investment advisory services and a separate annual fee of 0.30% for administrative services.

[2]
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[3]	The Manager has contractually agreed to waive fees and/or reimburse expenses of the Target Fund's Investor Class shares through April 30, 2019 to the extent that Total Annual Fund Operating Expenses exceed 1.21% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Target Fund's Board of Trustees. The Manager can be reimbursed by the Target Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.
[4]
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund's Investor Class shares through April 30, 2019 to the extent that Total Annual Fund Operating Expenses exceed 1.19% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Acquiring Fund's Board of Trustees. The Manager can be reimbursed by the Acquiring Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example
The Example below is intended to help you compare the cost of investing in A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Target Fund with the cost of investing in A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Acquiring Fund, and A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization.  The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period.  The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same, except that it reflects the applicable expense limitation arrangement in place for the time periods described above.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Share Class	One Year	Three Years	Five Years	Ten Years
Target Fund shares
A Class	$695	$958	$1,244	$2,056
C Class	$305	$640	$1,103	$2,385
Y Class	$95	$308	$542	$1,215
Institutional Class	$85	$276	$488	$1,098
Investor Class	$123	$391	$681	$1,506
Assuming no redemption of shares:
C Class	$205	$640	$1,103	$2,385
Acquiring Fund shares
A Class	$692	$974	$1,287	$2,173
C Class	$300	$642	$1,118	$2,434
Y Class	$94	$310	$549	$1,234
Institutional Class	$84	$288	$518	$1,179
Investor Class	$122	$409	$725	$1,624
Assuming no redemption of shares:

C Class	$200	$642	$1,118	$2,434
Acquiring Fund shares – (Pro forma)
A Class	$692	$949	$1,229	$2,024
C Class	$300	$629	$1,089	$2,360
Y Class	$94	$301	$529	$1,183
Institutional Class	$84	$278	$495	$1,117
Investor Class	$122	$384	$667	$1,475
Assuming no redemption of shares:
C Class	$200	$629	$1,089	$2,360

I.	PERFORMANCE INFORMATION
The bar charts and performance tables below provide some indication of the risks of an investment in the Target Fund and the Acquiring Fund by showing how each Fund's performance has varied from year to year and by showing how the Funds' average annual total returns for the past one-, five-, and ten-year periods ended December 31, 2016 compare with those of a broad measure of market performance.  The table shows how the performance of the Funds compares to the Russell 1000 Growth Index, a broad-based market index, which is the benchmark index for each Fund.
The Investor Class, A Class and Institutional Class shares of the Target Fund have adopted the performance history and financial statements of the Investor Shares, A Shares and Institutional Shares, respectively, of the Target Fund's predecessor. The performance of the Target Fund's Investor Class shown in the chart and table below represents the returns achieved by the Investor Shares of the Target Fund's predecessor from January 1, 2007 to March 23, 2012, and the performance of the Investor Class shares from March 23, 2012 through December 31, 2016. The table also shows the performance of the A Class, Institutional Class, C Class and Y Class shares of the Target Fund. The performance shown for the A Class and Institutional Class shares of the Target Fund represents: (1) the returns achieved by the Investor Shares of the Target Fund's predecessor from January 1, 2007 to February 1, 2010 and March 1, 2010, the inception dates of the predecessor fund's A Shares and Institutional Shares, respectively; (2) the performance of the predecessor fund's A Shares and Institutional Shares from inception to March 23, 2012; and (3) the performance of the Target Fund's A Class and Institutional Class shares from March 23, 2012 through December 31, 2016. Returns shown for the Target Fund's C Class and Y Class shares represent the returns achieved by the Investor Shares of the predecessor fund from January 1, 2007 through March 23, 2012 and the performance of the C Class and Y Class shares respectively, from March 23, 2012 through December 31, 2016. In each case, the newer share classes would have had similar annual returns to the predecessor fund's Investor Shares, A Shares and Institutional Shares because the shares of each class represent investments in the same portfolio securities. However, the older share classes had different expenses than the newer share classes, which would affect performance. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Target Fund will perform in the future.
Performance information for the periods prior to September 27, 2017 is that of the Target Fund when it engaged a different sub-advisor under the name "American Beacon Holland Large Cap Growth Fund."

American Beacon Bridgeway Large Cap Growth II Fund
Calendar year total returns for Investor Class Shares. Year Ended 12/31

60%
40%
20%
0%
-20%
-40%
-60%
9.40%
-34.83%
39.07%
14.03%
3.33%
12.18%
32.21%
6.99%
6.35%
1.87%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

9.40%	-34.83%	39.07%	14.03%	3.33%	12.18%	32.21%	6.99%	6.35%	1.87%
2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Highest Quarterly Return: 17.07% 2nd Quarter 2009 1/1/2007 through 12/31/2016					Lowest Quarterly Return: -21.57% 4th Quarter 2008 1/1/2007 through 12/31/2016
The calendar year-to-date total return as of September 30, 2017 was 18.21%.

Average annual total returns for periods ended December 31, 2016
	1 Year	5 Years	10 Years
Investor Class
Returns Before Taxes	1.87%	11.45%	7.22%
Returns After Taxes on Distributions	1.26%	9.70%	6.24%
Returns After Taxes on Distributions and Sales of Fund Shares	1.58%	9.07%	5.82%

	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A Class	1.85%	11.35%	7.17%
C Class	1.10%	10.55%	6.79%
Y Class	2.22%	11.70%	7.37%
Institutional Class	2.25%	11.84%	7.44%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses or taxes)
Russell 1000 Growth Index	7.08%	14.50%	8.33%

On February 5, 2016, the Acquiring Fund acquired all the assets and assumed all the liabilities of a predecessor fund. The Institutional Class shares of the Acquiring Fund have adopted the performance history and financial statements of the Acquiring Fund's predecessor. The chart and the table below show the performance of the Acquiring Fund's Institutional Class shares, which, prior to February 5, 2016, is the performance of the Acquiring Fund's predecessor. The table below also shows the performance of the Acquiring Fund's A Class, C Class, Y Class and Investor Class shares. Performance for the A Class, C Class, Y Class and Investor Class shares represents the returns achieved by the Acquiring Fund's predecessor from January 1, 2007 to February 4, 2016, and the performance of each of the Acquiring Fund's respective share classes from February 5, 2016 through December 31, 2016. In each case, the newer share classes would have had similar annual returns to the Acquiring Fund's predecessor because the shares of each class represent investments in the same portfolio securities. However, the older share class had different expenses than the newer share classes, which would affect performance. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

American Beacon Bridgeway Large Cap Growth Fund
Calendar year total returns for Institutional Class Shares. Year Ended 12/31

60%
40%
20%
0%
-20%
-40%
-60%
-80%
19.01%
-45.42%
36.66%
13.34%
-0.72%
16.21%
37.19%
18.66%
3.62%
5.60%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

19.01%	-45.42%	36.66%	13.34%	-0.72%	16.21%	37.19%	18.66%	3.62%	5.60%
2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Highest Quarterly Return: 13.96% 2nd Quarter 2009 1/1/2007 through 12/31/2016					Lowest Quarterly Return: -26.49% 4th Quarter 2008 1/1/2007 through 12/31/2016
The calendar year-to-date total return as of September 30, 2017 was 18.23%.

Average annual total returns for periods ended December 31, 2016
		Inception Date of Class 10/31/2003	1 Year	5 Years	10 Years
Institutional Class
Returns Before Taxes			5.60%	15.66%	7.53%
Returns After Taxes on Distributions			5.44%	15.50%	7.41%
Returns After Taxes on Distributions and Sales of Fund Shares			3.30%	12.66%	6.12%

	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception
Share Class (Before Taxes)
A Class	2/5/2016	5.26%	15.59%	7.50%	7.56%
C Class	2/5/2016	4.49%	15.42%	7.42%	7.50%
Y Class	2/5/2016	5.51%	15.64%	7.53%	7.58%
Investor Class	2/5/2016	5.21%	15.58%	7.50%	7.56%

			1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses or taxes)
Russell 1000 Growth Index			7.08%	14.50%	8.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k) plan, the after-tax returns do not apply to your situation.  After-tax returns are shown for the Target Fund's Investor Class shares and the Acquiring Fund's Institutional Class shares; after-tax returns for other share classes will vary.

Comparison of Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect a Fund's performance.  During the most recent fiscal year, the Target Fund's portfolio turnover rate was 34% of the average value of its portfolio.  For the fiscal period July 1, 2016 to December 31, 2016, the Acquiring Fund's portfolio turnover rate was 40% (not annualized) of the average value of its portfolio.
J.	COMPARISON OF DISTRIBUTION AND PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES
The Target Fund and the Acquiring Fund have identical minimum initial and subsequent investment requirements, distribution procedures, purchase procedures, redemption procedures and exchange rights which are discussed in Appendix C to this Proxy Statement.
Foreside (the "Distributor"), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Target Fund and Acquiring Fund's shares.  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA).  Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds.  The Distributor continually distributes shares of the Funds on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Funds.  Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of the Distributor to facilitate distribution of Fund shares.  Foreside also receives a fee from the Manager under a Marketing Agreement pursuant to which Foreside provides services in connection with the marketing of the Fund to institutional investors.  Pursuant to the Distribution Agreement, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares.  For A and C Class shares, the Distributor receives commission revenue consisting of the portion of A and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers.  The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.
K.	KEY INFORMATION ABOUT THE PROPOSAL
The following is a summary of key information concerning the Reorganization.  Keep in mind that more detailed information appears in the Plan, which is attached to this Proxy Statement as Appendix A.
1.	SUMMARY OF THE PROPOSED REORGANIZATION
At the Special Meeting, the shareholders of the Target Fund will be asked to approve the Plan to reorganize the Target Fund into the Acquiring Fund.  If the Plan is approved by the shareholders of the Target Fund and the Reorganization is consummated, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for (1) the number of full and fractional A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Acquiring Fund equal in value to the NAV (i.e., the value of the transferred assets less the amount of the Target Fund's liabilities) of full and fractional A

Class, C Class, Y Class, Institutional Class and Investor shares of the Target Fund as of the close of business on the closing date referred to below (the "Closing"), as follows:
Target Fund	à	Acquiring Fund
A Class shares	à	A Class shares
C Class shares	à	C Class shares
Y Class shares	à	Y Class shares
Institutional Class shares	à	Institutional Class shares
Investor Class shares	à	Investor Class shares

and (2) the Acquiring Fund's assumption of all liabilities of the Target Fund.  Immediately thereafter, the Target Fund will distribute the A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Acquiring Fund to its shareholders, by the Trust's transfer agent establishing accounts on the Acquiring Fund's share records in the names of those shareholders (except shareholders in whose names accounts thereon already exist) and crediting each shareholder's newly opened (or pre-existing) account with the respective pro rata number of full and fractional A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Acquiring Fund due that shareholder, in complete liquidation of the Target Fund.  As a result, immediately after the Reorganization, existing shareholders of the Target Fund's A Class, C Class, Y Class, Institutional Class and Investor Class shares will receive A Class, C Class, Y Class, Institutional Class or Investor Class shares of the Acquiring Fund having an aggregate value equal to the aggregate value of his or her Target Fund shares held immediately prior to the Reorganization, and will become shareholders of the Acquiring Fund.  Shares will be held in book entry form only.  Paper certificates will not be issued.  After such distribution, the Trust will take all necessary steps to effect a complete dissolution of the Target Fund (which will be treated as a complete liquidation thereof for federal tax purposes, within the meaning of applicable regulations).
Until the Closing, shareholders of the Target Fund will continue to be able to redeem their shares at the NAV per share next determined after receipt by the transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption of shares of Acquiring Fund received by the shareholder in connection with the Reorganization or purchase of Acquiring Fund shares, respectively.  After the Reorganization, all of the issued and outstanding A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Target Fund will be canceled on its shareholder records, which will be permanently closed.  If the Reorganization is consummated, Target Fund shareholders will be free to redeem the A Class, C Class, Y Class, Institutional Class and Investor Class shares of the Acquiring Fund that they receive in the transaction at their then-current NAV.  Shareholders of the Target Fund may wish to consult their tax advisers as to any different consequences of redeeming their Target Fund shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.
The completion of the Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from counsel to the Trust with respect to certain tax matters (see Federal Income Tax Consequences, below). Assuming satisfaction of the conditions in the Plan, the closing date of the Reorganization is expected to be on or about December 15, 2017, or another date determined by the Trust.
The costs of the Reorganization, including the costs relating to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing and mailing proxy materials, will be borne by the Target Fund, subject to the Waiver Agreement.  Since the Target Fund's operating expenses subject to waiver or reimbursement currently exceed the expense cap limitations in the Waiver Agreement, it is expected that the Manager ultimately will bear the expenses of the Reorganization.

The Board may terminate the Plan or postpone the Reorganization, at any time prior to the Closing, before or after approval by the Target Fund's shareholders, if circumstances develop that, in the Board's opinion, make proceeding with the Reorganization inadvisable for the Funds.  The Plan may be amended at any time by the Board, provided that no such amendment after the Target Fund's shareholders approval of the Plan may have a material adverse effect on those shareholders' interests.
2.	DESCRIPTION OF THE ACQUIRING FUND'S SHARES
Shares of the Acquiring Fund issued to the shareholders of the Target Fund pursuant to the Plan will be duly authorized, validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights.  Shares will be sold and redeemed based upon their NAV next determined after receipt of the purchase or redemption request, as described in Appendix C to this Proxy Statement.
3.	FEDERAL INCOME TAX CONSEQUENCES
The Target Fund has qualified for treatment as a "regulated investment company" under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code ("Subchapter M") for each taxable year since its inception. Accordingly, the Trust believes the Target Fund has been, and expects the Target Fund to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and net gains it distributes to shareholders to the extent provided for in Subchapter M.
The Reorganization is intended to qualify for federal tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code.  As a condition to the Closing, the Trust will receive an opinion of its counsel substantially to the effect that — based on certain assumptions and conditioned on the representations set forth in the Plan (that is, the conditions precedent set forth in the Plan, which pursuant to the Plan such counsel may treat as representations and warranties the Trust made to it)  being true and complete at the time of the Closing and the Reorganization's being consummated in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved) — the Reorganization will qualify as such a reorganization and each Fund will be "a party to a reorganization" (within the meaning of section 368(b) of the Code) and that, accordingly, for federal income tax purposes:
•
The Target Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund's assumption of the Target Fund's liabilities or on the subsequent distribution of those shares to the Target Fund's shareholders in exchange for their Target Fund shares;

•	A shareholder will recognize no gain or loss on the exchange of all its Target Fund shares solely for Acquiring Fund shares pursuant to the Reorganization;
•
A shareholder's aggregate basis in the Acquiring Fund shares it receives in the Reorganization will be the same as the aggregate basis in its Target Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Target Fund shares, provided the shareholder holds the latter as capital assets at the time of the Closing;

•	The Acquiring Fund will recognize no gain or loss on its receipt of the Target Fund's assets in exchange solely for Acquiring Fund shares and its assumption of the Target Fund's liabilities; and
•
The Acquiring Fund's basis in each transferred asset will be the same as the Target Fund's basis therein immediately before the Reorganization, and the Acquiring Fund's holding period for each such asset will include the Target Fund's holding period therefor (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating an asset's holding period).
Notwithstanding the above, the opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof).
Opinions of counsel are not binding upon the Internal Revenue Service ("IRS") or the courts.  If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.
Tracking Your Basis and Holding Period.  After the Reorganization, you will be responsible for tracking the adjusted tax basis in and holding period of your Acquiring Fund shares, as you were with respect to your Target Fund shares, for federal income tax purposes.  Any basis determination method you elected with respect to Target Fund shares you acquired after December 31, 2011, will be used by the Acquiring Fund after the Reorganization for the Acquiring Fund shares exchanged for those Target Fund shares in the Reorganization ("Covered Exchange Shares").  If you want to use any acceptable method for basis determination other than the average basis method, which is the Acquiring Fund's default method, with respect to any Acquiring Fund shares you acquire after the Reorganization ("Covered AF Shares" and, collectively with Covered Exchange Shares, "Covered Shares"), or want to change your election with respect to Covered Exchange Shares, you will have to elect to do so in writing (which may be electronic).  Any basis determination method for Covered Shares may not be changed with respect to a redemption thereof after the settlement date of the redemption.
The Acquiring Fund (or its administrative agent) is required to report to the IRS and furnish to its shareholders the basis information for Covered Shares.  As a result, the Acquiring Fund is required to report the gross proceeds from the redemption of its shares and, for Covered Shares, report the basis information therefor and whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Before making any redemptions, you should consult with your tax adviser to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis reporting law applies to you.
4.	FORM OF ORGANIZATION AND SHAREHOLDER RIGHTS
Governing Law.  The Target Fund and the Acquiring Fund are each separate series of the Trust, which is organized as a Massachusetts business trust.  The Trust is authorized to issue an unlimited number of shares of beneficial interest.  The Trust's operations are governed by its Amended and Restated Declaration of Trust (the "Declaration of Trust"), By-Laws and applicable state law.
Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a mutual fund, some state laws also apply because each mutual fund is organized as an entity under state law. The following is a summary of the law governing Massachusetts business trusts.
Massachusetts law allows the trustees of a business trust to set the terms of a fund's governance in its declaration.  All power and authority to manage the fund and its affairs generally resides with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust.  The flexibility inherent in a Massachusetts business trust has led to it becoming a common form of organization for mutual funds.  That flexibility also means that the Massachusetts business trust law may be open to interpretation although, in resolving such matters, courts may look by analogy to Massachusetts corporate law.
Under the Declaration of Trust, any shareholder or former shareholder of the Funds will not be held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a shareholder.  The Funds are required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the Fund and not because of his or her acts or omissions.
A Massachusetts business trust can limit a trustee's personal liability.  The Declaration of Trust provides that no Trustee of the Trust will be responsible for or liable in any event for neglect or wrongdoing of the Trustee or any officer, agent, employee or investment advisor of the Trust, but no Trustee will be protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  The 1940 Act currently provides that no fund officer or trustee shall be protected from liability to the fund or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.
The Declaration of Trust provides for shareholder voting for the election or removal of Trustees; with respect to the approval or termination in accordance with the 1940 Act of any agreement as to which shareholder approval is required by the 1940 Act; with respect to certain reorganizations of the Trust or any of its series; with respect to certain amendments of the Declaration of Trust; as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; and as otherwise required by the 1940 Act or other applicable laws.
Board of Trustees.  The Trust Board has ten trustees, one of whom is deemed an "interested person" (as defined in the 1940 Act) of the Trust.  For more information, refer to the Statement of Additional Information to this Proxy Statement, which is incorporated by reference into this Proxy Statement.
Classes.  Both the Target Fund and the Acquiring Fund offer A Class, C Class, Y Class, Institutional Class and Investor Class shares.  If the Reorganization is consummated, shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund that they hold in the Target Fund immediately prior to the Reorganization. The Trust Board has reserved the right to create and issue additional classes of the Acquiring Fund following the Reorganization.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of a distribution plan for a particular class.

5.	CAPITALIZATION
The capitalizations of the Target Fund and the Acquiring Fund as of September 30, 2017, and the Acquiring Fund's pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:
(unaudited)	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund – A Class	$ 1,509,711.18	$ 28.35	53,259.981
Acquiring Fund – A Class	$ 2,425,694.34	$ 28.77	84,312.253
Adjustments	0.00	-	0.000
Pro forma Acquiring Fund – A Class (assuming the Reorganization is approved)	$ 3,935,405.52	$ 28.61	137,572.234

Target Fund – C Class	$ 422,367.89	$ 26.94	15,676.261
Acquiring Fund – C Class	$ 380,021.76	$ 28.41	13,374.345
Adjustments	0.00	-	0.000
Pro forma Acquiring Fund – C Class (assuming the Reorganization is approved)	$ 802,389.65	$ 27.62	29,050.606

Target Fund – Y Class	$ 777,739.43	$ 29.11	26,719.890
Acquiring Fund – Y Class	$ 1,403,693.02	$ 28.89	48,589.487
Adjustments	0.00	-	0.000
Pro forma Acquiring Fund – Y Class (assuming the Reorganization is approved)	$ 2,181,432.45	$ 28.97	75,309.377

Target Fund – Institutional Class	$ 16,256,240.50	$ 29.32	554,492.339
Acquiring Fund – Institutional Class	$ 151,018,595.97	$ 28.93	5,219,606.444
Adjustments	0.00	-	0.000
Pro forma Acquiring Fund – Institutional Class (assuming the Reorganization is approved)	$ 167,274,836.47	$ 28.97	5,774,098.783

Target Fund – Investor Class	$ 76,551,106.17	$ 28.62	2,674,750.527
Acquiring Fund – Investor Class	$ 1,638,815.47	$ 28.75	57,010.408
Adjustments	0.00	-	0.000
Pro forma Acquiring Fund – Investor Class (assuming the Reorganization is approved)	$ 78,189,921.64	$ 28.62	2,731,760.935

L.	ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
1.	MANAGER AND SUB-ADVISOR
The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, serves as the Manager and administrator of the Acquiring Fund.  The Manager is a wholly-owned subsidiary of Resolute Investment Managers, Inc. ("RIM"). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC ("RIH").  RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC or Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. ("Kelso") or Estancia Capital Management, LLC ("Estancia"), which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of RIH is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.
The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940.  As of June 30, 2017, the Manager had approximately $57 billion of assets under management.  The Manager is not registered as a commodity pool operator ("CPO") with respect to the Acquiring Fund. On behalf of the Acquiring Fund, the Manager has filed a notice claiming the Commodity Futures Trading Commission ("CFTC") Regulation 4.5 exclusion from CPO registration. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Acquiring Fund.
The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Acquiring Fund.  The Manager:
•	develops overall investment strategies for the Acquiring Fund;
•	monitors and evaluates the Sub-Advisor's investment performance;
•	monitors the Sub-Advisor's compliance with the Acquiring Fund's investment objectives, policies and restrictions;
•	oversees the Acquiring Fund's securities lending activities and actions taken by the securities lending agent to the extent applicable; and
•	directs the investment of the portion of Acquiring Fund assets that the Sub-Advisor determines should be allocated to short-term investments.

The Acquiring Fund's Management Agreement with the Manager provides for the Acquiring Fund to pay the Manager an annualized management fee based on a percentage of the Acquiring Fund's average daily net assets that is calculated and accrued daily.  For the fiscal year ended December 31, 2016, the Acquiring Fund paid aggregate management fees to the Manager and investment advisory fees to its Sub-Advisor as a percentage of the Acquiring Fund's average daily net assets, net of waivers and recoupments, of 0.54%.

The assets of the Acquiring Fund are currently allocated by the Manager to one sub-advisor, Bridgeway Capital.  The Sub-Advisor has full discretion to purchase and sell securities for the Acquiring Fund in accordance with the Acquiring Fund's objectives, policies, restrictions and more specific strategies provided by the Manager.  The Manager oversees the Sub-Advisor but does not reassess individual security selections made by the Sub-Advisor for the Acquiring Fund.
The Manager and the Trust, on behalf of the Acquiring Fund, have entered into an Investment Advisory Agreement with the Sub-Advisor, pursuant to which the Trust has agreed to pay the Sub-Advisor the amounts due under the Investment Advisory Agreement directly.  The Investment Advisory Agreement among the Trust, on behalf of the Acquiring Fund, the Manager and the Sub-Advisor provides for the Fund to pay the Sub-Advisor an annualized investment sub-advisory fee rate based on a percentage of the Acquiring Fund's average daily net assets according to the following schedule:
First $250 million	0.40%
Next $250 million	0.35%
Over $500 million	0.30%
The Manager also may receive up to 10% of the net monthly income generated from a Fund's securities lending activities as compensation for oversight of the Funds' securities lending program, including the securities lending agent, State Street Bank.  The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.  As of the date of this Proxy Statement, the Acquiring Fund intends to continue to engage in securities lending activities.
The Sub-Advisor, 20 Greenway Plaza, Suite 450, Houston, Texas 77046, is a Texas corporation that was organized in 1993. As of June 30, 2017, the Sub-Advisor had approximately $8.4 billion of assets under management.  In addition to serving as Sub-Advisor of the Target Fund and the Acquiring Fund, the Sub-Advisor serves as sub-advisor of the American Beacon Bridgeway Large Cap Value Fund, another series of the Trust.
A discussion of the Trust Board's consideration and approval of the Management Agreement and the Investment Advisory Agreement with respect to the Acquiring Fund is available in the Fund's semi-annual report for the period ended June 30, 2017.
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund's A Class, C Class, Y Class, Institutional Class and Investor Class shares, as applicable, through April 30, 2019 in order to maintain competitive expense ratios for the Acquiring Fund.  The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.
The Manager is paid a management fee as compensation for providing the Trust with advisory, asset allocation and administrative services.  The expenses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class.  Operating expenses directly attributable to a specific class are charged against the assets of that class.
Pursuant to the management agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust's operations.  This includes:
•	complying with reporting requirements;
•	corresponding with shareholders;
•	maintaining internal bookkeeping, accounting and auditing services and records;
•	supervising the provision of services to the Trust by third parties; and
•	administering of the Acquiring Fund's interfund lending facility, if applicable.

In addition to its oversight of the Sub-Advisor, the Manager may invest the portion of the Acquiring Fund's assets that the Sub-Advisor determines to be allocated to short-term investments.

The Acquiring Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Acquiring Fund's tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Acquiring Fund's existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by the Sub-Advisor to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.
Although the Manager has no current intention to do so, the Acquiring Fund's assets may be allocated among one or more additional sub-advisors in the future by the Manager.  The Acquiring Fund operates in a manager of managers structure. The Acquiring Fund and the Manager have received an exemptive order from the SEC that permits the Acquiring Fund, subject to certain conditions and approval by the Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of the shareholders. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The order also exempts the Acquiring Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisors are aggregated and fees payable to sub-advisors that are affiliated with the Manager, if any, would be aggregated with fees payable to the Manager. Disclosure of the separate fees paid to an affiliated sub-advisor would be required.  Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its "non-interested" trustees, must approve the change. In addition, the Acquiring Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.
Information about the portfolio managers who are primarily responsible for overseeing the Acquiring Fund's investments is discussed in "Comparison of Principal Investment Objectives, Strategies and Policies of the Funds" above. The Statement of Additional Information ("SAI") to this Proxy Statement, which is incorporated by reference into this Proxy Statement, provides additional information about the portfolio managers of the Acquiring Fund, including each portfolio manager's compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Acquiring Fund.
2.	OTHER SERVICE PROVIDERS
State Street, located at 1 Iron Street, Boston, Massachusetts 02110, serves as custodian for the Acquiring Fund.  In addition to its other duties as custodian, pursuant to an Administrative Services Agreement and Instructions given by the Manager, State Street may receive compensation from the Acquiring Fund for investing certain excess cash balances in designated futures or forwards.  State Street also serves as the Acquiring Fund's Foreign Custody Manager pursuant to rules adopted under the 1940 Act, whereby it selects and monitors eligible foreign sub-custodians.
Boston Financial Data Services (an affiliate of DST Systems, Inc.), located at 330 W. 9th Street, Kansas City, Missouri 64105, is the transfer agent and dividend paying agent for the Trust and provides these services to Acquiring Fund shareholders.
The Acquiring Fund's independent registered public accounting firm is Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219.  K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Acquiring Fund.

3.	TAX CONSIDERATIONS
The Acquiring Fund intends to make annual distributions that may be taxed to its shareholders as ordinary income, qualified dividend income or long-term capital gain.  For a discussion of relevant tax matters, please refer to Appendix C to this Proxy Statement.
4.	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Acquiring Fund and the Acquiring Fund's Distributor or the Manager may pay the intermediary for the sale of Acquiring Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Acquiring Fund over another investment.  Ask your individual financial adviser or visit your financial intermediary's website for more information.
II. VOTING INFORMATION
A.	RECORD DATE, VOTING RIGHTS AND VOTE REQUIRED
Proxies are being solicited from the shareholders of the Target Fund by the Board for the Special Meeting to be held on Thursday, December 14, 2017, at 2:00 p.m. Central time at the principal executive offices of the Trust located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, or at such later time made necessary by adjournment.
The Board has fixed the close of business on October 20, 2017 (the "Record Date") as the record date for the determination of shareholders entitled to be present and to vote at the Special Meeting and any adjournments thereof.  Shareholders of record as of the Record Date will be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of the Target Fund, and each fractional dollar amount shall be entitled to a proportionate fractional vote.  Regardless of the class of shares they own, shareholders of the Target Fund will vote as a single class on the Plan.
The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed.  If your proxy card is properly executed and you give no voting instructions, your shares will be voted FOR approval of the Plan.
Approval of the Plan requires the affirmative vote of the holders of a "majority of the outstanding voting securities" as such term is defined in the 1940 Act ("Investment Company Act Majority") of the Target Fund entitled to vote on the Plan.  For this purpose, a vote of the holders of a "majority of the outstanding voting securities" of the Target Fund means the lesser of either (1) the affirmative vote of 67% or more of the shares of the Target Fund present at the Special Meeting if the holders of more than 50% of the outstanding Target Fund shares are present or represented by proxy, or (2) the affirmative vote of the holders of more than 50% of the outstanding shares of the Target Fund.

The number and dollar value of shares of each class of the Target Fund issued and outstanding as of the Record Date is included below:
Outstanding Shares
	A Class	C Class	Y Class	Institutional Class	Investor Class
American Beacon Bridgeway Large Cap Growth II Fund	53,011.293	15,682.584	27,694.819	552,459.243	2,674,791.983
Outstanding Dollar Amounts
	A Class	C Class	Y Class	Institutional Class	Investor Class
American Beacon Bridgeway Large Cap Growth II Fund	$1,554,291.11	$436,916.79	$833,891.00	$16,756,088.84	$79,200,590.62

A list of shareholders who owned of record five percent (5%) or more of the shares of a class of the Target Fund as of the Record Date is set forth in Appendix B to this Proxy Statement. To the knowledge of the Manager, the executive officers and Trustees of the Trust, as a group, owned less than one percent (1%) of the outstanding shares of all classes of the Target Fund as of the Record Date.  The Trust will request broker-dealers, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons.
B.	HOW TO VOTE
Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided.  If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the Plan.
As an alternative to voting the proxy card by mail, you may vote online via the internet, by automated touchtone, by phone with a proxy voting representative or in person.  To vote on the internet, please follow the instructions listed on the proxy card.  To vote by automated touchtone or by phone with a proxy voting representative, please call the toll-free number listed on the proxy card.  Any shareholder proposal submitted to a vote at the Special Meeting may be voted only in person or by written proxy.  If we have not received your voting instructions by November 20, 2017, Computershare Inc., or we may contact you again for your vote.
Notice to Corporations and Partnerships:  proxy cards submitted but not signed by the appropriate persons as set forth in the voting instructions on the proxy cards will not be voted.
C.	PROXIES
The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed.  If your proxy card is properly executed and you give no voting instructions, your shares will be voted FOR approval of the Plan.  The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.  You may revoke your proxy card at any time prior to its exercise by giving a later-dated proxy card, by letter or facsimile revoking your initial proxy, or by appearing and voting at the Special Meeting.  Any letter of revocation or later-dated proxy card must be received by the Trust at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, Attn: Terri L. McKinney, prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked.
D.	QUORUM AND ADJOURNMENTS
With respect to the proposal, shareholders of at least one-third of the Target Fund's shares entitled to vote on the Record Date, represented in person or by proxy, constitute a quorum.  Such a quorum must be present for the transaction of business with respect to the proposal.
In the absence of a quorum, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  If a quorum is present but sufficient votes to approve the Reorganization are not received, the persons named as proxies will vote those proxies that they are entitled to vote FOR the Reorganization in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the Reorganization against such adjournment.  An adjournment requires the affirmative vote of a majority of the shares present in person or by proxy at the Special Meeting.
E.	EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"
Abstentions and broker non-votes (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment.  Therefore, abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment.  Abstentions and broker non-votes also will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve the Reorganization.  Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST the Reorganization, since the required vote is an Investment Company Act Majority of the Target Fund.
Broker-dealer firms holding Target Fund shares in "street name" for the benefit of their clients will request the instructions of such clients on how to vote their shares on the proposal before the Special Meeting.  Under New York Stock Exchange rules, broker-dealer firms may not, without instructions from the client, authorize any proxy for non-routine matters, including the approval of the Plan.
F.	SOLICITATION OF PROXIES
The Trust expects that the solicitation of proxies will be made by mail, but also may include telephone communications by a proxy solicitor and/or employees of the Manager who will not receive any compensation from the Trust for such solicitation.  The Manager has retained Computershare Inc. to aid in the solicitation of proxies, at an anticipated cost of approximately $37,000.  The costs, fees and expenses in connection with preparation of the Proxy Statement and retention of any proxy solicitation firms will be subject to the Waiver Agreement.  Since the Target Fund's operating expenses subject to waiver or reimbursement currently exceed the expense cap limitations in the Waiver Agreement, it is expected that the Manager ultimately will bear the costs in connection with the solicitation.
III. OTHER INFORMATION
A.	OTHER BUSINESS
The Board knows of no other business to be brought before the Special Meeting.  If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.
B.	NEXT MEETING OF SHAREHOLDERS
The Target Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of American Beacon Funds, 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.  Submission of a proposal does not necessarily mean that the proposal will be included.
C.	"HOUSEHOLDING"
One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address, unless the Target Fund has received instructions to the contrary. If you would like to obtain an additional copy of this Proxy Statement or a copy of the Target Fund's most recent annual or semi-annual report to shareholders, free of charge, write to the Manager at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, Attn: Terri L. McKinney, or call 1-800-658-5811.  If you received a Proxy Statement for each shareholder at your address and would like to receive a single copy in the future, please contact the Manager as instructed above.
D.	LEGAL MATTERS
Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the federal income tax consequences of the Reorganization will be passed upon by K&L Gates LLP.
E.	INFORMATION FILED WITH THE SEC
The Trust is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, files reports and other information, including proxy materials and charter documents, with the SEC.  Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131;
Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

By Order of the Board of Trustees of American Beacon Funds,

Rosemary K. Behan Secretary

November 6, 2017

APPENDIX A
PLAN OF REORGANIZATION AND TERMINATION
THIS PLAN OF REORGANIZATION AND TERMINATION ("Plan") is adopted by AMERICAN BEACON FUNDS, a Massachusetts business trust ("Trust"), on behalf of American Beacon Bridgeway Large Cap Growth II Fund (formerly known as American Beacon Holland Large Cap Growth Fund) ("Target") and American Beacon Bridgeway Large Cap Growth Fund ("Acquiring Fund"), each a segregated portfolio of assets ("series") thereof.  (Each of Target and Acquiring Fund is sometimes referred to herein as a "Fund.")  Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, actions, and obligations (collectively, "Obligations") of and by each Fund contained herein shall be deemed to be Obligations of, and all rights and benefits created hereunder in favor of each Fund shall inure to and be enforceable by, the Trust acting on its behalf, and (2) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.
The Trust (1) is a trust operating under a declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts ("Massachusetts") (commonly referred to as a "Massachusetts business trust"), (2) is duly registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.  Each Fund is a duly established and designated series thereof.
The Trust wishes to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code") (all "section" references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a "plan of reorganization" (within the meaning of the regulations under the Code ("Regulations")).  The reorganization will consist of (1) the transfer of all of Target's assets to Acquiring Fund in exchange solely for shares of beneficial interest ("shares") in Acquiring Fund and Acquiring Fund's assumption of all of Target's liabilities, (2) the distribution of those shares pro rata to Target's shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) Target's termination as a series of the Trust under Massachusetts law, all on the terms and conditions set forth herein (collectively, "Reorganization").
The Trust's Amended and Restated Declaration of Trust, dated March 4, 2015 ("Declaration"), which is on file with the Secretary of Massachusetts, permits it to vary its shareholders' investment.  The Trust does not have a fixed pool of assets ‑‑ each series thereof (including each Fund) is a managed portfolio of securities, and American Beacon Advisors, Inc. ("Manager") and Bridgeway Capital Management, Inc. ("Sub-advisor") have the authority to buy and sell securities for it.  The Trust believes, based on its review of each Fund's investment portfolio, that Target's portfolio holdings are generally consistent and compatible with Acquiring Fund's investment objective, policies, and strategies and that, as a result, a large majority of Target's assets can be transferred to and held by Acquiring Fund.
The Trust's Board of Trustees ("Board"), including a majority of its members who are not "interested persons" (as that term is defined in the 1940 Act) thereof, (1) has duly adopted this Plan, approved the transactions contemplated hereby, and authorized performance of this Plan on each Fund's behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target's issued and outstanding shares are divided into five classes, designated A Class shares, C Class shares, Y Class shares, Institutional Class shares, and Investor Class shares ("Target A Class Shares," "Target C Class Shares," "Target Y Class Shares," "Target Institutional Class Shares," and "Target Investor Class Shares," respectively, and collectively, "Target Shares").  Acquiring Fund's issued and outstanding shares also are divided into five classes, also designated A Class shares, C Class shares, Y Class shares, Institutional Class shares, and Investor Class shares ("Acquiring Fund A Class Shares," "Acquiring Fund C Class Shares," "Acquiring Fund Y Class Shares," "Acquiring Fund Institutional Class Shares," and "Acquiring Fund Investor Class Shares," respectively, and collectively, "Acquiring Fund Shares").  The rights and obligations of the Funds' similarly designated classes of shares are identical to each other.
1.             PLAN OF REORGANIZATION AND TERMINATION
1.1           Subject to the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund.  In exchange therefor, Acquiring Fund shall --
(a)  issue and deliver to Target the number of full and fractional (all references herein to "fractional" shares meaning fractions rounded to the third decimal place) (1) Acquiring Fund A Class Shares determined by dividing Target's net value (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Target A Class Shares outstanding at the Effective Time (as defined in paragraph 3.1) by the net asset value (computed as set forth in paragraph 2.2) ("NAV") of an Acquiring Fund A Class Share, (2) Acquiring Fund C Class Shares determined by dividing the Target Value attributable to the Target C Class Shares then outstanding by the NAV of an Acquiring Fund C Class Share, (3) Acquiring Fund Y Class Shares determined by dividing the Target Value attributable to the Target Y Class Shares then outstanding by the NAV of an Acquiring Fund Y Class Share, (4) Acquiring Fund Institutional Class Shares determined by dividing the Target Value attributable to the Target Institutional Class Shares then outstanding by the NAV of an Acquiring Fund Institutional Class Share, and (5) Acquiring Fund Investor Class Shares determined by dividing the Target Value attributable to the Target Investor Class Shares then outstanding by the NAV of an Acquiring Fund Investor Class Share, and
(b)  assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").
Those transactions shall take place at the Closing (as defined in paragraph 3.1).
1.2           The Assets shall consist of all assets and property of every kind and nature ‑‑ including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records ‑‑ Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target's books at that time.
1.3           The Liabilities shall consist of all of Target's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.  Notwithstanding the foregoing, Target will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4           If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) "investment company taxable income" (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) "net capital gain" (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain ‑‑ and in no event less than the sum of 98% of its "ordinary income" plus 98.2% of its "capital gain net income," as those terms are defined in section 4982(e)(1) and (2), respectively ‑‑ for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under section 852 for the current and any prior tax periods.
1.5           At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a "Shareholder"), in proportion to their Target Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations).  That distribution shall be accomplished by the Trust's transfer agent's opening accounts on Acquiring Fund's shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts.  Pursuant to that transfer, each Shareholder's account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder, by class (e.g., the account for each Shareholder that holds Target A Class Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund A Class Shares due that Shareholder, the account for each Shareholder that holds Target C Class Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund C Class Shares due that Shareholder, and so on).  The aggregate NAV of Acquiring Fund Shares of each class to be so credited to each Shareholder's account shall equal the aggregate NAV of the Target Shares that Shareholder owns at the Effective Time.  All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's shareholder records.  Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.
1.6           After the Effective Time, Target shall not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5 ‑‑ as provided there, on making that distribution Target's liquidation shall be complete for federal tax purposes ‑‑ but in all events within six months after the Effective Time, (a) Target shall be terminated as a series of the Trust and (b) the Trust shall make all filings and take all other actions in connection therewith required by applicable law, and otherwise necessary and proper, to effect that termination.
1.7           Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.  In furtherance of the foregoing, after the Effective Time, the Trust shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns, including any Forms 1099, required to be filed by it with respect to Target's final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

1.8           Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Target's shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof as a condition of that transfer.
2.             VALUATION
2.1           For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange ("NYSE") and Target's declaration of dividends and/or other distributions, if any, on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in the Trust's then-current prospectus and statement of additional information for the Funds (among other series) and valuation procedures established by the Board (collectively, "Valuation Procedures"), less (b) the amount of the Liabilities at the Valuation Time.
2.2           For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time using the Valuation Procedures.
2.3           All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by State Street Bank and Trust Company, in its capacity as the Trust's fund accounting agent, or (b) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures.
3.             CLOSING AND EFFECTIVE TIME
3.1           Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization ("Closing") shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on December 15, 2017, or a later date the Trust determines ("Effective Time").  If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an "Exchange") is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board's judgment, accurate appraisal of the value of either Fund's net assets and/or the NAV per share of any class of Acquiring Fund Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored.  The Closing shall be held at the Trust's offices or at another place the Trust determines.
3.2           The Trust shall direct the custodian of its assets to deliver at the Closing a certificate of an authorized officer ("Certificate") stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) Acquiring Fund's books immediately after the Closing will reflect the Assets transferred by Target to Acquiring Fund, plus any existing assets of Acquiring Fund prior to the Closing.
3.3           The Trust shall direct its transfer agent to deliver at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional outstanding Target Shares, by class, each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable with respect to each Shareholder, all as of the Effective Time.
3.4.          The Trust shall direct its transfer agent to deliver (a) at the Closing, a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target's account on Acquiring Fund's shareholder records and

(b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders.
4.             CONDITIONS PRECEDENT
4.1           The Trust's obligation to implement this Plan on Acquiring Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)          At the Effective Time, the Trust, on Target's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans," as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund's behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended ("1933 Act");

(b)          The Trust, with respect to Target, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Massachusetts law, the Declaration or the Trust's By-Laws (collectively, "Governing Documents"), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an "Undertaking") to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;

(c)          At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (2) provision for discharge, and/or Acquiring Fund's assumption, of any liabilities of Target thereunder will be made, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target's behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(d)          No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust's knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business;  and the Trust, on Target's behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target's business or the Trust's ability to consummate the transactions contemplated hereby;

(e)          Target's Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a "Statement") at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2016, have been audited by Ernst & Young LLP, an independent registered public accounting firm ("E&Y"), and are in accordance with generally accepted accounting principles consistently applied in the United States ("GAAP"); those Statements and Target's unaudited Statements for the six months ended June 30, 2017, present fairly, in all material respects, Target's financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust's management's best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;

(f)          Since December 31, 2016, there has not been any material adverse change in Target's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this subparagraph, a decline in Target's NAV due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

(g)          All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, "Returns") of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust's knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(h)         Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service ("IRS") or is a "publicly traded partnership" (as defined in section 7704(b)) that is treated as a corporation; Target is an "investment company" (as defined in section 368(a)(2)(F)(iii)) and a "fund" (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a "regulated investment company" under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code ("Subchapter M") ("RIC"); for each taxable year of its operation (including the taxable year that will end at the Effective Time ("current year")), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Target has declared and paid to its shareholders the dividend(s) and/or other distribution(s), if any, required to be declared and paid pursuant to paragraph 1.4; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(i)          Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby ("Approval Time") through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(h); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its "historic business" (within the meaning of that section) in a substantially unchanged manner; and

from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund's investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;

(j)           At the Effective Time, (1) at least 33⅓% of Target's portfolio assets will meet Acquiring Fund's investment objective, strategies, policies, risks, and restrictions (collectively, "Investment Criteria"), (2) Target will not have altered its portfolio in connection with the Reorganization to meet that 33⅓% threshold, and (3) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

(k)          To the best of the Trust's management's knowledge, there is no plan or intention by Target's shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;

(l)           During the five-year period ending at the Effective Time, neither Target nor any person "related" (within the meaning of section 1.368-1(e)(4) of the Regulations ("Related"), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for (i) normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice and (ii)  other distributions declared and paid to ensure Target's continuing qualification as a RIC and to avoid the imposition of fund-level tax;

(m)         All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target's shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

(n) Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(o) Target is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A)); and

(p)          Not more than 25% of the value of Target's total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any

RIC in which Target invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose.

4.2           The Trust's obligation to implement this Plan on Target's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:
(a) No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(b)          The Trust, with respect to Acquiring Fund, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Massachusetts law, the Governing Documents, or any Undertaking to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;

(c)          No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust's knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and the Trust, on Acquiring Fund's behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund's business or the Trust's ability to consummate the transactions contemplated hereby;

(d)         Acquiring Fund's Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2016, have been audited by E&Y and are in accordance with GAAP; those Statements  and Acquiring Fund's unaudited Statements for the six months ended June 30, 2017, present fairly, in all material respects, Acquiring Fund's financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust's management's best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;

(e)          Since December 31, 2016, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Acquiring Fund's NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund's liabilities, or the redemption of Acquiring Fund's shares by its shareholders will not constitute a material adverse change;

(f)          All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust's knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(g)         Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a "publicly traded partnership" (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an "investment company" (as defined in section 368(a)(2)(F)(iii)) and a "fund" (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time ("current year")), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(h)          Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;

(i)          At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;

(j)          Following the Reorganization, Acquiring Fund will (1) continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

(k)          Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

(l)          Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization ‑‑ either directly or through any transaction, agreement, or arrangement with any other person ‑‑ except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;

(m)         Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;

(n) Acquiring Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A));

(o)          There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2)) following the Reorganization;

(p)          Assuming satisfaction of the condition in paragraph 4.1(p), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which the Acquiring Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose; and

(q)          Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Target, for the Shareholders' accounts, pursuant to the terms hereof, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Trust.

4.3          The Trust's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:
(a) No governmental consents, approvals, or authorizations (collectively, "consents") or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for the Trust's adoption and performance hereof, on either Fund's behalf, except for (1) the Trust's filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment to the registration statement, and (2) consents, filings, and orders that have been made or received or may be required after the Effective Time;

(b)          The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

(c)          The Trust's management (1) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

(d)          Target's shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

(e)          The fair market value and "adjusted basis" (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

(f) At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

(g)         Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target's continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

(h)          None of the compensation, if any, received by or to be paid to any Shareholder who or that is a trustee of the Trust or an employee of or service provider to Target will be separate consideration for, or allocable to, any of that Shareholder's Target Shares; none of the Acquiring Fund Shares any such Shareholder receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

(i)           Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Fund;

(j)           No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by the Manager, the Sub-advisor, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

(k) There will be no dissenters to the Reorganization under the applicable provisions of Massachusetts law;
(l) Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;

(m) The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax);
(n) The principal purpose of Acquiring Fund's assumption of the Liabilities is not avoidance of federal income tax on the transaction;

(o)          All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; to the Trust's best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

(p)          At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust's best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby; and

(q)          The Trust shall have received an opinion of K&L Gates LLP ("Counsel") as to the federal income tax consequences mentioned below ("Tax Opinion").  In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, "Representations").  The Tax Opinion shall be substantially to the effect that ‑‑ based on the facts and assumptions stated therein and conditioned on the Representations' being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) ‑‑ for federal income tax purposes:

(1)          Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Target's distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a "reorganization" (as defined in section 368(a)(1)(C)), and each Fund will be "a party to a reorganization" within the meaning of section 368(b);

(2)           Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

(3) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(4)          Acquiring Fund's basis in each Asset will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for each Asset will include Target's holding period therefor (except where Acquiring Fund's investment activities have the effect of reducing or eliminating an Asset's holding period);

(5) A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

(6)          A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares; and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.

Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5. EXPENSES
All fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto shall be paid by Acquiring Fund, while Target shall bear all brokerage or similar expenses incurred by it or for its benefit in connection with the Reorganization.  Target shall bear all other Reorganization Expenses, except to the extent the Manager has agreed to waive fees payable by, and/or reimburse expenses of, Target pursuant to a separate agreement.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.
6. TERMINATION
The Board may terminate or delay this Plan and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.
7. AMENDMENTS
The Board may amend, modify, or supplement this Plan at any time in any manner.
8.   MISCELLANEOUS
8.1 This Plan shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

8.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Funds' behalf) and its successors and assigns any rights or remedies under or by reason hereof.
8.3 Notice is hereby given that this instrument is adopted on behalf of the Trust's trustees solely in their capacities as trustees, and not individually, and that the Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the Trust's property attributable to and held for the benefit of each respective Fund ("Fund's Property") and not its property attributable to and held for the benefit of any other series thereof.  The Trust, in asserting any rights or claims hereunder on either Fund's behalf, shall look only to the other Fund's Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.
8.4 Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Adopted September 29, 2017

APPENDIX B

 OWNERSHIP OF SHARES
A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of a Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large redemptions by a control person could cause the Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses.
As of the Record Date, the Target Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of the Target Fund’s shares of each class are set forth below:
Class of Fund	Name and Address	% of Shares	Fund Percentage (listed if over 25%)
A Class	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	7.02%
A Class	American Enterprise Inv Svcs A/C 6706-8693 707 2nd Ave S Minneapolis MN 55402-2405	10.39%
A Class	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Treasury Capital Mkts 101 Montgomery 120KNY-13 San Francisco CA 94104-4151	12.23%
A Class	LPL Financial FBO Customer Accounts Attn Mutual Funds Operations 4707 Executive Dr San Diego CA 92121-3091	45.55%
C Class	LPL Financial A/C 1000-0005 4707 Executive Dr San Diego CA 92121-3091	32.97%
C Class	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	38.89%
C Class	UBS WM USA 0O0 11011 6100 Omni Account M/F SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	14.69%

C Class	Oppenheimer & Co. Inc. FBO Fraser MN 55317	7.58%
C Class	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	5.87%
Y Class	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	40.09%
Y Class	UBS WM USA 0O0 11011 6100 Omni Account M/F SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	50.49%
Institutional Class	JPMorgan Chase Bank NA Cust FBO TIAA Separate Account VA3 4 Chase Metrotech Ctr Fl 4th Brooklyn NY 11245-0003	7.38%
Institutional Class	DC Plus Model Portfolios 401 C/O ICMA Retirement Corporation 777 North Capitol Street, NE Washington DC 20002-4239	19.55%
Institutional Class	DC PLUS Model Portfolios 457 C/O ICMA Retirement Corporation 777 North Capitol Street, NE Washington DC 20002-4239	47.79%
Investor Class	Voya Retirement Insurance And Annuity Company Attn Michael Kaminski One Orange Way Windsor CT 06095-4773	13.24%
Investor Class	VALIC 2929 Allen Pkwy Ste A6-20 Houston TX 77019-7117	83.01%	66.91% (25.24% of Acquiring Fund after the Reorganization)

As of the Record Date, the Acquiring Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of the Acquiring Fund’s shares of each Class are set forth below:
Class of Fund	Name and Address	% of Shares	Fund Percentage (listed if over 25%)
A Class	LPL Financial A/C 1000-0005 4707 Executive Dr San Diego CA 92121-3091	6.88%
A Class	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	93.12%

C Class	LPL Financial A/C 1000-0005 4707 Executive Dr San Diego CA 92121-3091	46.10%
C Class	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	53.90%
Y Class	Charles Schwab & Co Inc Special Cust A/C Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	11.80%
Y Class	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	34.55%
Y Class	LPL Financial A/C 1000-0005 4707 Executive Dr San Diego CA 92121-3091	47.77%
Institutional Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	14.37%
Institutional Class	Charles Schwab Co Inc Attn Mutual Fund Ops 101 Montgomery St San Francisco CA 94104-4151	23.71%
Institutional Class	Ameritrade Inc For The Exclusive Benefit Of Our Customers PO Box 2226 Omaha NE 68103-2226	36.41%	35.02% (21.81% of Acquiring Fund after the Reorganization)
Investor Class	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	13.77%
Investor Class	LPL Financial A/C 1000-0005 4707 Executive Dr San Diego CA 92121-3091	28.77%
Investor Class	Charles Schwab & Co Inc Special Cust A/C Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	52.36%

As of the Record Date, the executive officers and Trustees of the Trust, as a group, owned less than one percent (1%) of the outstanding shares of all classes of the Target Fund and less than one percent (1%) of the outstanding shares of all classes of the Acquiring Fund.

APPENDIX C

VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE ACQUIRING FUND

(References to the "Fund" in this Appendix C are to the Acquiring Fund)
Valuation of Shares
The price of the Fund's shares is based on its net asset value ("NAV") per share. The Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding.
The NAV of each class of the Fund's shares is determined based on a pro rata allocation of the Fund's investment income, expenses and total capital gains and losses. The Fund's NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (''NYSE''), which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund's NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund's portfolio investments being affected at a time when you are unable to buy or sell shares.
Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.
The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern time.
Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund's NAV, fair value pricing may be used on the affected security or securities. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests. In addition, the Fund may invest in illiquid securities requiring these procedures.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund's fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund's fair valuation procedures. You may view the Fund's most recent NAV per share at www.americanbeaconfunds.com by clicking on ''Quick Links'' and then ''Daily NAVs.''
About Your Investment
Choosing Your Share Class
The Fund offers various classes of shares.  Each share class of the Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own expense structure and combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best fits your situation.
Factors you should consider when choosing a class of shares include:
■	How long you expect to own the shares;
■	How much you intend to invest;
■	Total expenses associated with owning shares of each class;
■	Whether you qualify for any reduction or waiver of sales charges;
■	Whether you plan to take any distributions in the near future; and
■	Availability of share classes.
Each investor's financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.
A Class Charges and Waivers
The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Fund both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.
Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or other distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ''A Class Sales Charge Reductions and Waivers.''

Amount of Sale/ Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00%†	‡
†
No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

‡	See ''Dealer Concessions on A Class Purchases Without a Front-End Sales Charge''.
A Class Sales Charge Reductions and Waivers
A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Fund's transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you or your financial intermediary do not let the Fund's transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.
Waiver of Sales Charges
There is no sales charge if you invest $1 million or more in A Class shares.
Sales charges also may be waived for certain shareholders or transactions, such as:
■	The Manager or its affiliates;
■
Present and former directors, trustees, officers, employees of the Manager, the Manager's parent company, and American Beacon Funds (and their ''immediate family'' as defined in the SAI), and retirement plans established by them for their employees;

■	Registered representatives or employees of intermediaries that have selling agreement with the Fund;
■	Shares acquired through merger or acquisition;
■	Insurance company separate accounts;
■	Employer-sponsored retirement plans;
■	Dividend reinvestment programs;
■ ■
Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

Shareholders that purchase the Fund through a financial intermediary that offers our A Class shares uniformly on a ''no load'' (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares; and
■	Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).
The availability of A Class sales charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.
Reduced Sales Charges
Under a ''Rights of Accumulation Program,'' a ''Letter of Intent'' or through ''Concurrent Purchases'' you may be eligible to buy A Class shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.
This information is available, free of charge, on the Fund's website, www.americanbeaconfunds.com or call (800) 658-5811 or consult with your financial advisor.
Dealer Concessions on A Class Purchases Without a Front-End Sales Charge
Brokers who initiate and are responsible for purchases of $1,000,000 or more of A Class shares of the Fund may receive a dealer concession from the Fund's Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $1,000,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ''A Class Sales Charge Reductions and Waivers'' are not eligible for dealer concessions on purchases of $1,000,000 or more.
Rights of Accumulation Program
Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for A Class shares by aggregating all of your investments held in certain accounts (''Qualified Accounts''). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:
■	Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;
■	Uniform transfer or gift to minor accounts (''UTMA/UGTMA'');
■	Individual retirement accounts ("IRAs"), including traditional, Roth, SEP and SIMPLE IRAs; and
■	Coverdell Education Savings Accounts or qualified 529 plans.
A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.
You must notify your financial intermediary or the Fund's transfer agent, in the case of shares held directly with the Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current value, as of the day prior to your additional American Beacon Funds' purchase (whichever is higher) of your existing American Beacon Funds' mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and other distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.
If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Fund's transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.
Upon receipt of the above referenced supporting documentation, the financial intermediary or the Fund's transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
Letter of Intent
If you plan to invest at least $50,000 (excluding any reinvestment of dividends and other distributions) during the next 13 months in any class of the Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.
A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.
Concurrent Purchases
You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.
Contingent Deferred Sales Charge ("CDSC") — A Class Shares
Unless a waiver applies, investors who purchase $1,000,000 or more of A Class shares of the Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.
CDSC — C Class Shares
If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.
How CDSCs will be Calculated
The amount of the CDSC will be based on the NAV of the redeemed shares at the time of the redemption or the original NAV, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV over the initial purchase price or shares you received through the reinvestment of dividends or other distributions.
To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will redeem your shares in the following order:
■	shares acquired by the reinvestment of dividends or other distributions;
■	other shares that are not subject to the CDSC;
■	shares held the longest during the holding period.
Waiver of CDSCs — A and C Class Shares
A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Fund's transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Fund's transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.
The CDSC may be waived if:
■	The redemption is due to a shareholder's death or post-purchase disability;
■	The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;
■	The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;
■	The redemption is for a mandatory withdrawal from a traditional IRA account after age 70½;
■	The redemption is due to involuntary redemptions by the Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions;

■	The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;
■	The redemption is to return excess contributions made to a retirement plan; or
■	The redemption is to return contributions made due to a mistake of fact.
The SAI contains further details about the CDSC and the conditions for waiving the CDSC.
Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the Fund's website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.
Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary.  Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges).  Such intermediary-specific sales charge variations are described below in the section entitled "Intermediary Sales Charge Discounts and Waivers."
In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Purchase and Redemption of Shares
Eligibility
The A Class, C Class, Y Class, Institutional Class and Investor Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Funds do not conduct operations and is not offered for purchase outside of the United States.
Subject to your eligibility, you may invest in the Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators and retirement plans.
If you invest directly with the Fund, the fees and policies with respect to the Fund's shares that are outlined in this Proxy Statement are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or share class for any investor.
Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $1,000,000 or more, the Fund will decline a request to purchase C Class shares for $1,000,000 or more.
If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper

"breakpoint" discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Proxy Statement. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.
Minimum Initial Investment by Share Class
	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A; Investor	$2,500	$50	$ 250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Investor Class shares are also available to traditional IRA or Roth IRA shareholders investing directly in the Fund. The minimum investment is $2,500. A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.
The Manager may allow a reasonable period of time after opening an account for a Y Class or Institutional Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.
Opening an Account
You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.
To open an account directly with the Fund, a completed, signed application is required. You may obtain an account application from the Fund's website www.americanbeaconfunds.com or by calling 1-800-658-5811. Institutional shareholders should call 1-800-967-9009.
Complete the application, sign it and send it:
Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 (or institutional shareholders may fax to) (816) 374-7408	For Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and Social Security or other taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.
The Fund reserves the right to liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder's identity within three days of account opening.
Purchase Policies
Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business plus any applicable sales charge. Shares of the Fund will only be issued against full payment, as described more fully in this Proxy Statement and its SAI.
The Fund has authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner.
Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. Each Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ''starter'' checks, credit card checks, money orders, cashier's checks, or third party checks.
If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.
Please refer to the section titled ''Frequent Trading and Market Timing'' for information on the Fund's policies regarding frequent purchases, redemptions, and exchanges.
Redemption Policies
If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of a Fund.
The redemption price will be the NAV next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.
You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of the Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Fund. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and other distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV next calculated after the Fund receives your request. You must notify the Fund and your financial intermediary at the time of investment if you decide to exercise this privilege.
The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund's shareholders.
Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
Please refer to the section titled ''Frequent Trading and Market Timing'' for information on the Fund's policies regarding frequent purchases, redemptions, and exchanges.
Exchange Policies
If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.
Shares of any class of the Fund may be converted to shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled "Redemption Policies" and "Purchase Policies" for additional limitations that apply to redemptions and purchases. There is no front-end sales charge on exchanges between A Class shares of the Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund having CDSC however, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.
Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares were purchased by check, a shareholder must have owned shares of the redeeming fund for at least ten days prior to exchanging out of one fund and into another.
The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange requests if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. Please refer to the section titled "Frequent Trading and Market Timing" for information on the Fund's policies regarding frequent purchases, redemptions, and exchanges.
Shares of any class of the Fund may be converted to shares of another class of the same fund under certain limited circumstances.  For federal income tax purposes, the conversion of shares of one share class of the Fund to shares of a different share class of the Fund generally will not result in the realization of a capital gain or loss. However, an exchange of shares of the Fund for shares of a different
American Beacon Fund will be considered a redemption and a concurrent purchase, respectively, and thus may result in recognition of a gain or loss for those purposes.
How to Purchase, Redeem or Exchange Shares
If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. The Fund will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer "street name" or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor.
You should include the following information with any order:
• Your name/Account registration
• Your account number
• Type of Transaction requested
• Name(s) and fund number(s) of funds and class(es)
• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:
Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105
Purchases by Wire:
Send a bank wire to State Street Bank and Trust Co. with these instructions:
■	ABA# 0110-0002-8; AC-9905-342-3,
■	Attn: American Beacon Funds
■	the fund name and fund number, and
■	shareholder account number and registration.
Redemption Proceeds will be mailed to account of record or transmitted to commercial bank designated on the account application form.
Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
C	$ 1,000	$250
A	$ 2,500	$250
Investor	$ 2,500	$250
Y	$100,000	None
Institutional	$250,000	None
Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.
To protect the Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:
■	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application,
■	for an account whose address has changed within the last 30 days if proceeds are sent by check, or

■
The Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries
For certain share classes, the Fund and/or the Manager (and/or the Manager's affiliates) at their own expense may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.
The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party's own resources and constitute what is sometimes referred to as ''revenue sharing.''
Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.
Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Proxy Statement.
General Policies
If a shareholder's account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.
Share Class	Account Balance
C	$ 1,000
A	$ 2,500
Investor	$ 2,500
Y	$25,000
Institutional	$75,000

If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right to close the account and send the proceeds to the shareholder. The Fund reserves the authority to modify minimum account balances in its discretion.
A Signature Validation Program (''SVP'') stamp may be required in order to change an account's registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.
The following policies apply to instructions you may provide to the Fund by telephone:
■
The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
■	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.
The Fund reserves the right to:
■
liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder's identity within three business days of account opening,

■	seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder's bank, and
■	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.
A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.
Escheatment
Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ''inactivity'' or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:
■	Send a letter to American Beacon Funds via the United States Post Office,
■
Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund's secure web application.

■	Access your account through the Fund's secure web application,
■	Cashing checks that are received and are made payable to the owner of the account.
The Fund, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices.  If you do not hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third party, intermediary regarding applicable state escheatment laws.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.  While the designated representative does not have any rights to claim or access the shareholder's account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder's location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative.  The completed designation form may be mailed to the below address.
Contact information:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com
Frequent Trading and Market Timing
Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund's NAV is known as market timing.
The Fund's Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing.
Shareholders may transact up to one ''round trip'' in the Fund in any rolling 90-day period. A ''round trip'' is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of the Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder's activity violates any policy stated in this Proxy Statement. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund's shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.
The round-trip limit does not apply to the following transaction types:
■	shares acquired through the reinvestment of dividends and other distributions;
■	systematic purchases and redemptions; shares redeemed to return excess IRA contributions; or
■
certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Fund's policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund's policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund's policies. A Fund may defer to an intermediary's policies. For more information, please contact the financial intermediary through which you invest in the Fund.
The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary's provision of information necessary to identify transactions by the underlying investors. The Fund has entered into agreements with the intermediaries that service the Fund's investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund's instructions to restrict transactions by investors who the Manager has identified as having violated the Fund's policies and procedures to deter frequent trading and market timing.
Wrap programs offered by certain intermediaries may be designated ''Qualified Wrap Programs'' by a Fund based on specific criteria established by the Fund and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary's wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client's purchase of a Fund followed within 90 days by the intermediary's redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary's Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund's frequent trading and market timing policies, including any applicable redemption fees.
The Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund's policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.
Distributions and Taxes
The Fund distributes most or all of its net earnings and realized gains, if any, each year in the form of dividends from net investment income ("dividends") and distributions of realized net capital gains ("capital gain distributions") and net gains from foreign currency transactions (sometimes referred to below collectively as "other distributions") (and dividends and other distributions are sometimes referred to below collectively as "distributions").  Different tax treatment applies to different types of distributions (as described in the table below).
The Fund does not have a fixed dividend rate nor does it guaranctee that it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Distributions are paid as follows:
American Beacon Fund	Dividends Paid	Other Distributions Paid
Bridgeway Large Cap Growth	Annually	Annually
Options for Receiving Dividends and Other Distributions
When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you will be reinvested in additional shares of the distributing class of the Fund. There are four payment options available:
■	Reinvest All Distributions. You can elect to reinvest all distributions by the Fund in additional shares of the distributing class of the Fund.
■
Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by the Fund in additional shares of the distributing class of the Fund while receiving the other types of distributions by the Fund by check or having them sent directly to your bank account by ACH ("in cash").

■	Receive All Distributions in Cash. You can elect to receive all distributions in cash.
■
Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your distributions by the Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

If you invest directly with the Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by the Fund totaling less than $10.00 will be reinvested in shares of the distributing class of the Fund and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are paid in cash.
If you elect to receive a distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, the Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions in shares of the distributing class of the Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.
Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.
Taxes
Fund distributions are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of the Fund's dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. The following table outlines the typical status of transactions in taxable accounts:
Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss ("net capital gain'')*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*  Whether reinvested or taken in cash.
** Except for dividends that are attributable to ''qualified dividend income'' (as described below), if any.
To the extent distributions are attributable to net capital gain that the Fund recognizes, they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders
(each, an ''individual'') (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares.
A portion of the dividends the Fund pays to individuals may be ''qualified dividend income'' ("QDI") and thus eligible for the preferential rates mentioned above that apply to net capital gain. QDI is the aggregate of dividends the Fund receives on shares of most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions.  To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the distributions the Fund pays may also be eligible for the dividends-received deduction allowed to corporations ("DRD"), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only. However, dividends that a corporate shareholder receives and deducts pursuant to the DRD may be subject indirectly to the federal alternative minimum tax.  The Fund does not expect a substantial part of its dividends to qualify as QDI or be eligible for the DRD.
A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% rates mentioned above.
A shareholder who wants to use an acceptable basis determination method with respect to Fund shares he or she acquired or acquires after December 31, 2011 ("Covered Shares") other than the average basis method (the Fund's default method), must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the Internal Revenue Service ("IRS") and furnish to its shareholders the basis information for dispositions of Covered Shares. See "Tax Information" in the SAI for a description of the rules regarding that election and the Fund's reporting obligation.
An individual must pay a 3.8% tax on the lesser of (1) the individual's ''net investment income,'' which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual's ''modified adjusted gross income'' over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.  Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.
Each year, the Fund's shareholders will receive tax information to assist them in preparing their income tax returns.
The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state, and local income taxes on an investment in the Fund.
Additional Information
The Fund's Board of Trustees oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund's manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Proxy Statement provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Proxy Statement nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Proxy Statement, the Statement of Additional Information or the Fund's reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Distribution and Service Plans
The Fund has adopted separate Distribution Plans for its A Class and C Class shares in accordance with Rule 12b-1 under the 1940 Act, which allows the A Class and C Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the Sub-Advisor pursuant to its Investment Advisory Agreement with the Manager, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class shares of the Fund will pay up to 0.25% per annum of the average daily net assets attributable to the A Class and the C Class shares of the Fund will pay up to 1.00% per annum of the average daily net assets attributable to the C Class, to the Manager (or another entity approved by the Board).
The Fund has also adopted a shareholder services plan for its A Class, C Class and Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares and up to 0.375% of the average daily net assets attributable to the Investor Class shares.  The Fund may also make annual payments of up to 0.10% of the average daily net assets attributable to the Y Class and Institutional Class shares of the Fund for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and Institutional Class shares of the Fund. Because these fees are paid out of the Fund's A Class, C Class, Y Class, Investor Class and Institutional Class assets on an ongoing basis, over time these fees will increase the cost of your investment.
Portfolio Holdings
A complete list of holdings for the American Beacon Bridgeway Large Cap Growth Fund is made available on the Fund's website on a quarterly basis approximately sixty days after the end of each calendar quarter and remains available for six months thereafter.
A list of the Fund's ten largest holdings is made available on the Fund's website on a quarterly basis. The ten largest holdings of the Fund are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter.  To access the holdings information, go to www.americanbeaconfunds.com. The Fund's ten largest holdings may also be accessed by selecting the Fund's fact sheet.
A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's SAI, which you may access on the Fund's website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.
Delivery of Documents
If you are interested in electronic delivery of the Fund's summary prospectuses and shareholder reports, please go to www.americanbeaconfunds.com and click on ''Resource Center'' and then ''Register for E-Delivery.''
To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Intermediary Sales Charge Discounts and Waivers
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive any applicable waivers or discounts. Please see the section entitled "Choosing Your Share Class" for more information on sales charges and waivers available for different classes.
A Class and C Class Purchases Through Merrill Lynch
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Proxy Statement or SAI.
Front-end Sales Load Waivers on A Class Shares available at Merrill Lynch
■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission- based brokerage account and shares are held for the benefit of the plan.

■	Shares purchased by or through a 529 Plan.
■	Shares purchased through a Merrill Lynch affiliated investment advisory program.
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform.
■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■	Shares exchanged from C Class (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date.
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
■	Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Proxy Statement.
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on A Class and C Class Shares available at Merrill Lynch
■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	Shares acquired through a right of reinstatement
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A Class and C Class shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this Proxy Statement
■
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

APPENDIX D

 FINANCIAL HIGHLIGHTS OF THE FUNDS
The financial highlights tables are intended to help you understand each Fund’s financial performance for the period of that Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in each Fund’s table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions).
For the periods commencing prior to February 5, 2016, the financial highlights for Institutional Class shares of the Acquiring Fund shown below represent the financial history of the Acquiring Fund’s predecessor fund, Bridgeway Large-Cap Growth Fund, a series of Bridgeway Funds, Inc., which was acquired by the Acquiring Fund in a reorganization on February 5, 2016.
The information in the financial highlights has been derived from the Acquiring Fund’s and the Target Fund’s financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Acquiring Fund’s and the Target Fund’s financial statements, is included in the Acquiring Fund’s and the Target Fund’s Annual Report, which you may obtain upon request.  Regarding the Acquiring Fund, the information for the fiscal periods ended June 30, 2012, June 30, 2013, June 30, 2014 and June 30, 2015, have been audited by a different independent registered public accounting firm.
Acquiring Fund – American Beacon Bridgeway Large Cap Growth Fund
	Institutional ClassA
	Six Months Ended June 30, 2017	Six Months Ended December 31, 2016	Year Ended June 30,
			2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$ 24.47	$ 22.77	$ 23.71	$ 20.51	$ 16.18	$ 13.33	$ 13.38
Income from investment operations:
Net investment income	0.06	0.04	0.07	0.17B	0.13B	0.16B	0.09B
Net gains (losses) on investments (both realized and unrealized)	2.57	1.82	(0.90)	3.14	4.29	2.88	(0.05)
Total income (loss) from investment operations	2.63	1.86	(0.83)	3.31	4.42	3.04	0.04
Less distributions:
Dividends from net investment income	-	(0.16)	(0.11)	(0.11)	(0.09)	(0.19)	(0.09)
Total distributions	-	(0.16)	(0.11)	(0.11)	(0.09)	(0.19)	(0.09)
Net asset value, end of period	$ 27.10	$ 24.47	$ 22.77	$ 23.71	$ 20.51	$ 16.18	$ 13.33
Total return[c]	10.75%E	8.15%E	(3.52)%	16.19%	27.41%D	23.06%D	0.37%D
Ratios and supplemental data:
Net assets, end of period	$143,435,661	$133,638,400	$136,460,611	$156,493,513	$56,343,594	$47,966,566	$48,443,515
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.97%F	1.02%F	0.89%	0.81%	0.87%	0.90%	0.92%
Expenses, net of reimbursements or recoupments	0.81%F	0.81%F	0.83%	0.81%	0.84%	0.84%	0.84%

Net investment income, before expense reimbursements or recoupments	0.32%F	0.12%F	0.30%	0.75%	0.70%	1.10%	0.74%
Net investment income, net of reimbursements or recoupments	0.48%F	0.33%F	0.35%	0.75%	0.70%	1.10%	0.74%
Portfolio turnover rate	41%E	40%E	100%	48%	74%	49%	55%

A	Prior to the reorganization on February 5, 2016, the Institutional Class was known as Class N.
B	Per share amounts have been calculated using the average shares method.
C
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Total return would have been lower had various fees not been waived during the period.
E	Not annualized.
F	Annualized.

Acquiring Fund – American Beacon Bridgeway Large Cap Growth Fund

	Y Class
	Six Months Ended June 30, 2017	Six Months Ended December 31, 2016	February 5, 2016A to June 30, 2016
	(unaudited)
Net asset value, beginning of period	$ 24.45	$ 22.77	$ 20.46
Income from investment operations:
Net investment income	0.05	0.03	0.03
Net gains on investments (both realized and unrealized)	2.56	1.81	2.28
Total income (loss) from investment operations	2.61	1.84	2.31
Less distributions:
Dividends from net investment income	-	(0.16)	-
Total distributions	-	(0.16)	-
Net asset value, end of period	$ 27.06	$ 24.45	$ 22.77
Total returnB	10.67%C	8.06%C	11.29%C
Ratios and supplemental data:
Net assets, end of period	$ 1,058,312	$ 669,530	$ 401,220
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.01%D	1.09%D	4.00%D
Expenses, net of reimbursements or recoupments	0.91%D	0.91%D	0.91%D
Net investment income (loss), before expense reimbursements or recoupments	0.30%D	0.11%D	(2.69)%D
Net investment income, net of reimbursements or recoupments	0.40%D	0.28%D	0.40%D
Portfolio turnover rate	41%C	40%C	100%E

A	Commencement of operations.
B
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016.

Acquiring Fund – American Beacon Bridgeway Large Cap Growth Fund

	Investor Class
	Six Months Ended June 30, 2017	Six Months Ended December 31, 2016	February 5, 2016A to June 30, 2016
	(unaudited)
Net asset value, beginning of period	$ 24.38	$ 22.74	$ 20.46
Income from investment operations:
Net investment income (loss)	0.01	(0.01)	0.01
Net gains on investments (both realized and unrealized)	2.56	1.81	2.27
Total income (loss) from investment operations	2.57	1.80	2.28
Less distributions:
Dividends from net investment income	-	(0.16)	-
Total distributions	-	(0.16)	-
Net asset value, end of period	$ 26.95	$ 24.38	$ 22.74
Total returnB	10.54%C	7.90%C	11.14%C
Ratios and supplemental data:
Net assets, end of period	$ 1,344,566	$ 399,798	$ 133,696
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.36%D	1.55%D	8.43%D
Expenses, net of reimbursements or recoupments	1.19%D	1.19%D	1.18%D
Net investment income (loss), before expense reimbursements or recoupments	(0.02)%D	(0.35)%D	(7.08)%D
Net investment income, net of reimbursements or recoupments	0.15%D	0.02%D	0.17%D
Portfolio turnover rate	41%C	40%C	100%E

A	Commencement of operations.
B
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016.

Acquiring Fund – American Beacon Bridgeway Large Cap Growth Fund
	A Class
	Six Months Ended June 30, 2017	Six Months Ended December 31, 2016	February 5, 2016A to June 30, 2016
	(unaudited)
Net asset value, beginning of period	$ 24.39	$ 22.74	$ 20.46
Income from investment operations:
Net investment income	0.01	0.00	0.00
Net gains on investments (both realized and unrealized)	2.56	1.81	2.28
Total income (loss) from investment operations	2.57	1.81	2.28
Less distributions:
Dividends from net investment income	-	(0.16)	-
Total distributions	-	(0.16)	-
Net asset value, end of period	$ 26.96	$ 24.39	$ 22.74
Total returnB	10.54%C	7.94%C	11.14%C
Ratios and supplemental data:
Net assets, end of period	$ 162,008	$ 135,710	$ 159,744
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.43%D	1.43%D	5.25%D
Expenses, net of reimbursements or recoupments	1.21%D	1.21%D	1.21%D
Net investment income (loss), before expense reimbursements or recoupments	(0.16)%D	(0.26)%D	(4.01)%D
Net investment income (loss), net of reimbursements or recoupments	0.06%D	(0.05)%D	0.02%D
Portfolio turnover rate	41%C	40%C	100%E

A	Commencement of operations.
B
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016.

Acquiring Fund – American Beacon Bridgeway Large Cap Growth Fund
	C Class
	Six Months Ended June 30, 2017	Six Months Ended December 31, 2016	February 5, 2016A to June 30, 2016
	(unaudited)
Net asset value, beginning of period	$ 24.22	$ 22.67	$ 20.46
Income from investment operations:
Net investment income (loss)	(0.07)	(0.13)	(0.04)
Net gains on investments (both realized and unrealized)	2.52	1.84	2.25
Total income (loss) from investment operations	2.45	1.71	2.21
Less distributions:
Dividends from net investment income	-	(0.16)	-
Total distributions	-	(0.16)	-
Net asset value, end of period	$ 26.67	$ 24.22	$ 22.67
Total returnB	10.12%C	7.52%C	10.80%C
Ratios and supplemental data:
Net assets, end of period	$ 307,731	$ 175,907	$ 244,146
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.11%D	2.18%D	7.33%D
Expenses, net of reimbursements or recoupments	1.96%D	1.96%D	1.96%D
Net investment income (loss), before expense reimbursements or recoupments	(0.81)%D	(1.04)%D	(5.98)%D
Net investment income (loss), net of reimbursements or recoupments	(0.66)%D	(0.81)%D	(0.62)%D
Portfolio turnover rate	41%C	40%C	100%E

A	Commencement of operations.
B
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016.

Target Fund – American Beacon Bridgeway Large Cap Growth II Fund

	Institutional Class
		Year Ended December 31,
	Six Months Ended June 30, 2017	2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$ 24.74	$ 24.80	$ 25.88	$ 26.57	$ 21.60	$ 20.30
Income from investment operations:
Net investment income	0.05	0.02	0.06	0.03	0.02	0.09
Net gains on investments (both realized and unrealized)	3.55	0.56	1.67	1.94	7.02	2.47
Total income (loss) from investment operations	3.60	0.58	1.73	1.97	7.04	2.56
Less distributions:
Dividends from net investment income	-	-	-	-	(0.01)	(0.08)
Distributions from net realized gains	-	(0.64)	(2.81)	(2.66)	(2.06)	(1.18)
Total distributions	-	(0.64)	(2.81)	(2.66)	(2.07)	(1.26)
Net asset value, end of period	$ 28.34	$ 24.74	$ 24.80	$ 25.88	$ 26.57	$ 21.60
Total return A	14.55%B	2.29%	6.70%	7.31%	32.73%	12.57%

Ratios and supplemental data:
Net assets, end of period	$15,906,258	$25,818,864	$18,600,679	$18,102,557	$16,292,016	$1,619,305
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.90%C	0.88%	0.88%	0.89%	0.86%	1.32%
Expenses, net of reimbursements or recoupments	0.90%C	0.88%	0.89%	0.89%	0.89%	0.96%
Net investment income, before expense reimbursements or recoupments	0.36%C	0.25%	0.26%	0.14%	0.24%	0.07%
Net investment income, net of reimbursements or recoupments	0.36%C	0.25%	0.25%	0.13%	0.21%	0.43%
Portfolio turnover rate	12%B	34%	24%	27%	29%	18%

A
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.

Target Fund – American Beacon Bridgeway Large Cap Growth II Fund

	Y Class
		Year Ended December 31,
	Six Months Ended June 30, 2017	2016	2015	2014	2013	March 23, 2012A to December 31, 2012
	(unaudited)
Net asset value, beginning of period	$ 24.57	$ 24.66	$ 25.79	$ 26.53	$ 21.59	$ 23.00
Income from investment operations:
Net investment income (loss)	(0.01)	0.03	(0.02)	(0.02)	0.02	0.09
Net gains (losses) on investments (both realized and unrealized)	3.58	0.52	1.70	1.94	6.98	(0.26)
Total income (loss) from investment operations	3.57	0.55	1.68	1.92	7.00	(0.17)
Less distributions:
Dividends from net investment income	-	-	-	-	0.00	(0.06)
Distributions from net realized gains	-	(0.64)	(2.81)	(2.66)	(2.06)	(1.18)
Total distributions	-	(0.64)	(2.81)	(2.66)	(2.06)	(1.24)
Net asset value, end of period	$ 28.14	$ 24.57	$ 24.66	$ 25.79	$ 26.53	$ 21.59
Total return B	14.53%C	2.18%	6.53%	7.13%	32.59%	(0.79)%C

Ratios and supplemental data:
Net assets, end of period	$591,357	$405,410	$333,682	$74,361	$78,575	$23,113
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.00%D	0.98%	1.08%	1.11%	0.97%	10.18%D
Expenses, net of reimbursements or recoupments	0.99%D	0.98%	1.02%	1.08%	0.99%	0.98%D
Net investment income (loss), before expense reimbursements or recoupments	0.32%D	0.14%	0.00%	(0.10)%	0.15%	(8.77)%D
Net investment income (loss), net of reimbursements or recoupments	0.33%D	0.14%	0.06%	(0.06)%	0.12%	0.43%D
Portfolio turnover rate	12%C	34%	24%	27%	29%	18%E

A	Commencement of operations.
B
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from March 23, 2012 through December 31, 2012.

Target Fund – American Beacon Bridgeway Large Cap Growth II Fund

	Investor Class
		Year Ended December 31,
	Six Months Ended June 30, 2017	2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$ 24.21	$ 24.38	$ 25.57	$ 26.36	$ 21.52	$ 20.24
Income from investment operations:
Net investment income (loss)	0.01	(0.05)	(0.02)	(0.04)	(0.05)	0.02
Net gains on investments (both realized and unrealized)	3.47	0.52	1.64	1.91	6.95	2.45
Total income (loss) from investment operations	3.48	0.47	1.62	1.87	6.90	2.47
Less distributions:
Dividends from net investment income	-	-	-	-	0.00	(0.01)
Distributions from net realized gains	-	(0.64)	(2.81)	(2.66)	(2.06)	(1.18)
Total distributions	-	(0.64)	(2.81)	(2.66)	(2.06)	(1.19)
Net asset value, end of period	$ 27.69	$ 24.21	$ 24.38	$ 25.57	$ 26.36	$ 21.52
Total return A	14.37%B	1.87%	6.35%	6.99%	32.21%	12.18%

Ratios and supplemental data:
Net assets, end of period	$75,444,097	$68,905,910	$78,921,674	$81,153,971	$77,426,294	$66,567,656
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.25%C	1.26%	1.24%	1.15%	1.26%	1.44%
Expenses, net of reimbursements or recoupments	1.25%C	1.26%	1.24%	1.21%	1.27%	1.29%
Net investment income (loss), before expense reimbursements or recoupments	0.06%C	(0.14)%	(0.10)%	(0.13)%	(0.17)%	(0.08)%
Net investment income (loss), net of reimbursements or recoupments	0.06%C	(0.14)%	(0.10)%	(0.19)%	(0.18)%	0.07%
Portfolio turnover rate	12%B	34%	24%	27%	29%	18%

A
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.

Target Fund – American Beacon Bridgeway Large Cap Growth II Fund

	A Class
		Year Ended December 31,
	Six Months Ended June 30, 2017	2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$ 23.99	$ 24.17	$ 25.39	$ 26.22	$ 21.43	$ 20.23
Income from investment operations:
Net investment income (loss)	0.00A	(0.04)	0.00	(0.08)	(0.03)	0.03
Net gains on investments (both realized and unrealized)	3.44	0.50	1.59	1.91	6.88	2.41
Total income (loss) from investment operations	3.44	0.46	1.59	1.83	6.85	2.44
Less distributions:
Dividends from net investment income	-	-	-	-	0.00	(0.06)
Distributions from net realized gains	-	(0.64)	(2.81)	(2.66)	(2.06)	(1.18)
Total distributions	-	(0.64)	(2.81)	(2.66)	(2.06)	(1.24)
Net asset value, end of period	$ 27.43	$ 23.99	$ 24.17	$ 25.39	$ 26.22	$ 21.43
Total return B	14.34%C	1.85%	6.28%	6.88%	32.11%	11.99%

Ratios and supplemental data:
Net assets, end of period	$1,563,161	$1,327,798	$1,271,340	$1,011,971	$1,028,434	$466,796
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.31%D	1.30%	1.29%	1.35%	1.40%	2.73%
Expenses, net of reimbursements or recoupments	1.29%D	1.30%	1.29%	1.34%	1.39%	1.38%
Net investment income (loss), before expense reimbursements or recoupments	0.02%D	(0.16)%	(0.15)%	(0.32)%	(0.28)%	(0.97)%
Net investment income (loss), net of reimbursements or recoupments	0.03%D	(0.16)%	(0.15)%	(0.31)%	(0.27)%	0.37%
Portfolio turnover rate	12%C	34%	24%	27%	29%	18%

A	Amount represents less than $0.01 per share.
B
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

Target Fund – American Beacon Bridgeway Large Cap Growth II Fund

	C Class
	Six Months Ended June 30, 2017	Year Ended December 31,				March 23, 2012A to December 31, 2012
		2016	2015	2014	2013
	(unaudited)
Net asset value, beginning of period	$ 22.93	$ 23.30	$ 24.75	$ 25.82	$ 21.29	$ 22.90
Income from investment operations:
Net investment income (loss)	(0.08)	(1.04)	(0.04)	(0.36)	(0.17)	0.01
Net gains (losses) on investments (both realized and unrealized)	3.27	1.31	1.40	1.95	6.76	(0.38)
Total income (loss) from investment operations	3.19	0.27	1.36	1.59	6.59	(0.37)
Less distributions:
Dividends from net investment income	-	-	-	-	0.00	(0.06)
Distributions from net realized gains	-	(0.64)	(2.81)	(2.66)	(2.06)	(1.18)
Total distributions	-	(0.64)	(2.81)	(2.66)	(2.06)	(1.24)
Net asset value, end of period	$ 26.12	$ 22.93	$ 23.30	$ 24.75	$ 25.82	$ 21.29
Total return B	13.91%C	1.10%	5.51%	6.05%	31.10%	(1.65)%C

Ratios and supplemental data:
Net assets, end of period	$425,990	$341,842	$757,411	$592,178	$702,642	$281,415
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.06%D	2.07%	2.05%	2.10%	2.15%	6.17%D
Expenses, net of reimbursements or recoupments	2.04%D	2.04%	2.04%	2.09%	2.14%	2.12%D
Net investment income (loss), before expense reimbursements or recoupments	(0.75)%D	(0.95)%	(0.91)%	(1.07)%	(1.04)%	(3.85)%D
Net investment income (loss), net of reimbursements or recoupments	(0.74)%D	(0.92)%	(0.90)%	(1.07)%	(1.03)%	0.20%D
Portfolio turnover rate	12%C	34%	24%	27%	29%	18%E

A	Commencement of operations.
B
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from March 23, 2012 through December 31, 2012.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day

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VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

AMERICAN BEACON FUNDS
AMERICAN BEACON BRIDGEWAY LARGE CAP GROWTH II FUND
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 14, 2017

The undersigned Shareholder(s) of the American Beacon Bridgeway Large Cap Growth II Fund (formerly the American Beacon Holland Large Cap Growth Fund), a series of American Beacon Funds (“Trust”), hereby appoint(s) Rosemary K. Behan (with full power of substitution), the proxy of the undersigned, to attend the Special Meeting of Shareholders of the American Beacon Bridgeway Large Cap Growth II Fund, to be held on Thursday, December 14, 2017 at 2:00 p.m., Central Time, at the Trust’s office, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of the American Beacon Bridgeway Large Cap Growth II Fund that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES. This proxy card, when properly executed, will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” the Proposal. The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Meeting.  Receipt of the Notice of Special Meeting of Shareholders and the related Combined Proxy Statement and Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.
ABF_29264_110317

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to Be Held on December 14, 2017.
The Notice and the Combined Proxy Statement and Prospectus for this Meeting are available at:
https://www.proxy-direct.com/abf-29264

You may receive more than one ballot if you have multiple investments in the American Beacon Bridgeway Large Cap Growth II Fund,
please remember to vote all of your ballots!

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Should you have any questions about these proxy materials or wish to vote your shares, please call toll-free at 1-866-456-7938
Representatives are available Monday thru Friday from 9:00 a.m. to 11:00 p.m. and Saturday 12:00 p.m. to 6:00 p.m. Eastern time.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND.  THE TRUST’S BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒
A	Proposal

1.
To approve the Plan of Reorganization and Termination, adopted by the Board of Trustees of the American Beacon Funds (the “Trust”), which provides for the reorganization of the American Beacon Bridgeway Large Cap Growth II Fund, a series of the Trust, into the American Beacon Bridgeway Large Cap Growth Fund, another series of the Trust.
		FOR ☐	AGAINST ☐	ABSTAIN ☐

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder is requested to sign, but only one signature is required absent a written notice to the contrary.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

608999900109999999999

xxxxxxxxxxxxxx	ABF_29264	M xxxxxxxx	+

STATEMENT OF ADDITIONAL INFORMATION

For the Reorganization of
American Beacon Bridgeway Large Cap Growth II Fund
(formerly the American Beacon Holland Large Cap Growth Fund)
a series of American Beacon Funds

Into
American Beacon Bridgeway Large Cap Growth Fund
a series of American Beacon Funds

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(800) 658-5811
November 6, 2017

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
American Beacon Bridgeway Large Cap Growth II Fund	American Beacon Bridgeway Large Cap Growth Fund

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with, the Combined Proxy Statement and Prospectus (“Proxy Statement”) dated November 6, 2017, relating to the proposed reorganization of the American Beacon Bridgeway Large Cap Growth II Fund (formerly the American Beacon Holland Large Cap Growth Fund) (“Target Fund”), a series of American Beacon Funds (the “Trust”) into the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”), another series of the Trust (“Reorganization”).  The Reorganization provides for the transfer of all of the Target Fund’s assets to the Acquiring Fund, in exchange solely for shares of beneficial interest in the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities.  The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to the Target Fund’s shareholders of record as of the date of the Reorganization and the Target Fund will be liquidated.  The Reorganization is to occur pursuant to a Plan of Reorganization and Termination.  If approved by the Target Fund’s shareholders, the Reorganization is expected to take effect on or about December 15, 2017.

To obtain a copy of the Proxy Statement, please write to the Trust at the address set forth above, call 1 (800) 658-5811 or visit our website at https://www.proxy-direct.com/abf-29264.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as given to them in the Proxy Statement.

1

CONTENTS OF THE SAI

This SAI consists of the cover page, the information set forth below under “Pro Forma Financial Information” and the following documents, which are incorporated by reference into the SAI.  In other words, they are legally a part of the SAI:

1.
The Prospectus and Statement of Additional Information for the Target Fund, dated April 28, 2017 (Filed on April 25, 2017, Accession No. 0001133228-17-002765), as supplemented on August 4, 2017 (Accession No. 0000809593-17-000046), August 24, 2017 (Accession No. 0000809593-17-000050), and September 20, 2017 (Accession No. 0000809593-17-000075);

2.
The Prospectus and Statement of Additional Information for the Acquiring Fund, dated April 28, 2017 (Filed on April 25, 2017, Accession No. 0001133228-17-002765), as supplemented on August 4, 2017 (Accession No. 0000809593-17-000046) and August 24, 2017 (0000809593-17-000050);

3.	Annual Report to Shareholders of the Target Fund and the Acquiring Fund for the fiscal year ended December 31, 2016 (Filed on March 10, 2017, Accession No. 0001193125-17-078885); and

4.	Semi-Annual Report to Shareholders of the Target Fund and the Acquiring Fund for the period ended June 30, 2017 (Filed on September 8, 2017, Accession No. 0001193125-17-280136).

Target Fund’s and Acquiring Fund’s respective prospectuses, SAIs, and annual and semi-annual reports that are incorporated by reference above include information about other funds of the Trust that is not relevant to the Reorganization.  Please disregard that information.

A Special Meeting of Shareholders of the Target Fund to consider the Reorganization will be held at the principal executive offices of the Trust located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, on Thursday, December 14, 2017, at 2:00 p.m. Central time.  For further information about the Reorganization, please see the Proxy Statement.

PRO FORMA FINANCIAL INFORMATION

Set forth below is unaudited pro forma financial information demonstrating the effect of the Reorganization on the Target Fund and the Acquiring Fund as if the Reorganization had been completed and in effect for the 12 months ended June 30, 2017.  The Acquiring Fund will be the accounting survivor and its performance record and financial statements will survive the Reorganization.

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been completed and in effect for the 12 months ended June 30, 2017.  This pro forma financial information has been estimated in good faith based on information derived from the books and records used in calculating the daily net asset values of the Target Fund and the Acquiring Fund for the 12 months ended June 30, 2017. The unaudited pro forma financial information should be read in conjunction with the Proxy Statement and the historical financial statements of the Target Fund and the Acquiring Fund, which are on file with the SEC and available at no charge by calling 1 (800) 658-5811.

2

The purpose of the Reorganization is to combine two series of the Trust with substantially similar investment objectives and substantially identical investment strategies. Both the Target Fund and the Acquiring Fund are “diversified” funds within the meaning of the Investment Company Act of 1940, as amended.  The combined fund is expected to offer economies of scale that are expected to lead to lower gross annual operating expenses and greater growth potential.

If approved by shareholders of the Target Fund, the Reorganization will be accomplished by the Target Fund transferring all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities.  The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to the Target Fund’s shareholders of record as of the date of the Reorganization and the Target Fund will be liquidated.  Shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund with the same aggregate value as their shares in the Target Fund immediately prior to the Reorganization.

The Reorganization is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or its shareholders, or by the Acquiring Fund, as a direct result of the Reorganization. A shareholder’s aggregate basis in the Acquiring Fund shares it receives in the Reorganization will be the same as the aggregate basis in its Target Fund shares it surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Target Fund shares, provided the shareholder holds the latter as capital assets at the time of the closing of the Reorganization.  As of June 30, 2017, the Target Fund had no unused capital loss carryforwards.

American Beacon Advisors, Inc. (“Manager”) serves as investment adviser and Bridgeway Capital Management, Inc. (“Sub-Advisor”) serves as the sub-advisor to both the Target Fund and the Acquiring Fund.

The Target Fund and the Acquiring Fund both have five classes of shares outstanding.  A Class shares and C Class shares are subject to annual distribution and/or service (Rule 12b-1) fees of 0.25% of the average daily net assets of the A Class shares and 1.00% of the average daily assets of the C Class shares.  Institutional Class shares, Y Class shares, and Investor Class shares are not subject to any distribution and/or service (Rule 12b-1) fees. A Class shares and C Class shares are subject to annual shareholder service fees of up to 0.15% of average daily net assets of the respective Classes and Investor Class shares are subject to annual shareholder service fees of up to 0.375% of average daily net assets of the Investor Class.

The net assets of the Target Fund as of June 30, 2017, amounted to $93,930,863.  The Acquiring Fund had  $146,308,278 in net assets as of June 30, 2017.  The net assets of the combined fund as of that date would have been $240,239,141.

Each Fund pays management and sub-advisory fees equal to an annual percentage of its average daily net assets. The Target Fund pays the Manager an annual management fee equal to 0.35% of the Target Fund’s average daily net assets and a sub-advisory fee to the Sub-Advisor equal to 0.40% of the Target Fund’s average daily net assets. The Acquiring Fund will pay the Manager an annual management fee equal to 0.35% of the Acquiring Fund’s average daily net assets and an annualized sub-advisory fee to the Sub-Advisor equal to 0.40% of the first $250 million, 0.35% on the next $250 million, and 0.30% on assets over $500 million of the Acquiring Fund’s average daily net assets.  By combining the assets of the Target Fund and the Acquiring Fund, the Acquiring Fund is expected to reach the first breakpoint in its sub-advisory fee, which will benefit shareholders of the Target Fund and Acquiring Fund if assets continue to grow.

3

The Manager has contractually agreed to waive fees and/or reimburse expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) in order to limit the net annual operating expenses of the Target Fund’s A Class, C Class, Institutional Class, Y Class, and Investor Class shares to 1.25%, 2.02%, 0.83%, 0.93%, and 1.21%, respectively, of the average daily net assets attributable to the class through April 30, 2019.

The Manager has contractually agreed to waive fees and/or reimburse expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) in order to limit the net annual operating expenses of the Acquiring Fund’s A Class, C Class, Institutional Class, Y Class, and Investor Class shares to 1.21%, 1.96%, 0.81%, 0.91%, and 1.19%, respectively, of the average daily net assets attributable to the class through April 30, 2019.

The Manager can be reimbursed by each Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (i) occurs within three years after the Manager’s own waiver or reimbursement and (ii) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

The following table identifies the various other service providers to the Funds. Each of these service providers has entered into an agreement with the Trust that governs the provision of services provided to the Funds.

	Target Fund	Acquiring Fund
Distributor	Foreside Fund Services, LLC	Foreside Fund Services, LLC
Transfer Agent	Boston Financial Data Services	Boston Financial Data Services
Custodian	State Street Bank and Trust	State Street Bank and Trust
Administrator	American Beacon Advisors, Inc.	American Beacon Advisors, Inc.
Independent registered public accounting firm	Ernst & Young LLP	Ernst & Young LLP

On a pro forma basis, using gross fees and expenses for the Target Fund without reflecting the impact of the Manager’s fee waiver agreement to limit net annual operating expenses of each class of shares of the Acquiring Fund until April 30, 2019, for the 12 months ended June 30, 2017, the Reorganization would have resulted in a decrease in other operating expenses (including transfer agents fees, custodian and accounting fees, legal and audit fees, and registration fees) of approximately $104,958. If reduced annual operating expenses pursuant to the Manager’s fee waiver agreement were reflected, there would have been a greater decrease in net annual operating expenses.  No accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.

The costs of the Reorganization will be subject to the Target Fund’s fee waiver and expense reimbursement agreement.  Since the Target Fund’s operating expenses subject to waiver or reimbursement currently exceed the expense cap limitations in the fee waiver and expense reimbursement agreement, it is expected that the Manager ultimately will bear the expenses of the Reorganization, which are estimated to be approximately $187,000, whether or not the Reorganization occurs.

4